AIP MULTI-STRATEGY FUND A

PROSPECTUS

April 30, 2013

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(888) 322-4675

Investment Objective. AIP Multi-Strategy Fund A (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$1,000	$3,000,000,000
Proceeds to the Fund(1)	$1,000	$3,000,000,000

(1)	Assumes all shares currently registered are sold in the continuous offering as described herein.

The Fund is offering on a continuous basis up to 3,000,000 shares of beneficial interest (“Shares”). Morgan Stanley Distribution, Inc. (the “Distributor”) acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. See “Plan of Distribution.” There is no minimum aggregate amount of Shares required to be purchased in the offering. No arrangements have been made to place funds received in connection with the Shares’ initial public offering in an escrow, trust or similar arrangement. Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any securities exchange. The Investment Adviser (as defined herein) bore the Fund’s organizational costs of approximately $40,002 in the first twelve months of the Fund’s operations. The Fund has incurred initial offering costs of approximately $537,998. See “Fund Expenses.”

Investment Portfolio. The Fund intends to invest substantially all its assets in private investment funds (commonly referred to as hedge funds) that are managed by a select group of alternative investment managers that employ different investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. These investment strategies allow Investment Managers (as defined below) the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. The Fund seeks attractive “risk-adjusted” returns, which are returns adjusted to take into account the volatility of those returns. The Fund intends to invest in private investment funds that employ the following principal strategies: relative value strategies, security selection strategies, specialist credit strategies and directional strategies. For a further discussion of the Fund’s principal investment strategies, see “Investment Program.”

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 29. With very limited exceptions, Shares are not transferable and liquidity will be provided only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion. See “Repurchases and Transfers of Shares.”

Management Fee. The Fund pays Morgan Stanley AIP GP LP (the “Investment Adviser”) a monthly fee of 0.125% (1.50% on an annualized basis) of the Fund’s month end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month. The Management Fee is in addition to the asset-based fees and incentive allocations paid by the Investment Funds and indirectly paid by investors in the Fund. See “Management Fee.”

Eligible Investors. Shares are being sold only to investors that represent that they are both (i) “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and (ii) “qualified clients” as defined in Rule 205-3(d)(1) under the Investment Advisers Act of 1940, as amended. The minimum initial investment in the Fund by any investor is $50,000 and the minimum additional investment in the Fund by any investor is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Investors may only purchase their shares through the Distributor or through a registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Any such RIA may impose additional eligibility requirements for investors who purchase Shares through such RIA.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated April 30, 2013, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing to the Fund c/o Boston Financial Data Services, 30 Dan Road, Canton, Massachusetts 02021 or by calling (888) 322-4675. The table of contents of the SAI appears on page [82] of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

Morgan Stanley Distribution, Inc.

STRUCTURAL DIAGRAM

This diagram and the accompanying text are intended as a simplified illustration of the Fund’s structure and investment program. Please refer to the body of this Prospectus for a more complete explanation of each, as well as details regarding the fees, expenses and risks to which an investment in Shares of the Fund is subject.

As further described in the body of this Prospectus, the Investment Funds (as defined herein) in which the Fund invests are commonly referred to as “hedge funds.” Because the investment strategies implemented by the investment managers to these Investment Funds are “non-traditional” in nature (e.g., not based on long-only portfolios of bonds or equities as are the investment programs of most registered investment companies such as mutual funds), this class of investments is typically referred to as “alternative investments.”

SUMMARY OF TERMS

THE FUND	AIP Multi-Strategy Fund A (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

INVESTMENT PROGRAM	The Fund seeks long-term capital appreciation by investing substantially all its assets in investment funds (“Investment Funds”) managed by unaffiliated third-party investment managers (“Investment Managers”) who employ a variety of investment strategies in pursuit of attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns, as measured in the manner described below) consistent with the preservation of capital. These investment strategies allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. “Traditional” investment companies are generally characterized by long-only investments and limits on the use of leverage. Because Investment Funds following such non-traditional investment strategies (whether hedged or not) are often described as “hedge funds,” the Fund’s investment program can be broadly referred to as a fund of hedge funds. The Fund measures the volatility of its returns by “standard deviation,” which is a measure of risk that represents the degree to which an investment’s performance has varied from its average performance over a particular period.

Investment Funds are commingled asset pools that may engage in a wide variety of investment strategies. Among other things, Investment Funds invest primarily in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions. Investment Funds typically offer their securities privately without registration under the Securities Act of 1933, as amended (the “1933 Act”), in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors. Investment Funds are excluded from the definition of “investment company,” and hence are not registered as investment companies, under the 1940 Act. The managers or investment advisers of these Investment Funds are usually compensated through asset-based fees and incentive-based fees. Through the selection and ongoing monitoring of Investment Funds, the Fund seeks to achieve long-term capital appreciation that may exhibit moderate correlation with certain global equity indices and aims not to be disproportionately influenced by the performance of any single Investment Fund. In addition, by investing in a number of Investment Funds that employ a variety of investment strategies, the Fund seeks to achieve the desired capital appreciation with lower volatility than likely would be achieved by investing with most individual Investment Funds. Investing in a number of Investment Funds involves additional costs.

The Fund may seek to gain investment exposure to certain Investment Funds, to adjust market or risk exposure or to increase overall returns by seeking “leveraged” market exposure in certain investments by entering into derivative transactions, such as total return swaps, options and futures. For example, to achieve investment returns equivalent to those achieved by an Investment Manager in whose Investment Fund the Fund could not invest directly, perhaps because of its high investment minimum or its unavailability for direct investment, the Fund may enter into one or more swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. See “Types of Investments and Related Risks—Special Investment Instruments and Techniques—Options and Futures” and “Types of Investments and Related Risks—Special Investment Instruments and Techniques—Swap Agreements.” The Fund does not expect to gain more than 25% of its total investment exposure via such derivatives. The Fund’s investments in derivatives may involve significant economic leverage and thus may, in some circumstances, involve significant risks of loss and may increase the volatility of the Fund’s returns. These risks may increase dramatically during times where general access to credit is severely impaired (i.e., a “credit crunch”) and/or during general market turmoil, such as that experienced during late 2008. See “Types of Investments and Related Risks—Investment Related Risks—Leverage Utilized by the Fund.”

The Adviser (as hereinafter defined) is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Fund’s Board of Trustees. These Investment Funds will have investors other than the Fund.

The Adviser allocates Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the likely risks and returns of various investment strategies that the Investment Funds utilize and the likely correlation among the investment strategies under consideration. The Adviser generally seeks to invest substantially all of the Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive and likely to have limited correlations among each other or with fixed income or equity indices. The Adviser periodically reallocates the Fund’s investments among investment strategies in order to increase the Fund’s expected risk-adjusted return. There is no guarantee that the Fund will be able to avoid substantial losses due to poor returns by any Investment Fund or that the Adviser’s expectations regarding Investment Funds’ limited correlations among each other or with fixed income or equity indices will prove correct.

The Adviser and its personnel use a wide range of resources, including its well-established network, to identify attractive Investment Funds and promising investment strategies for consideration in connection with investments by the Fund. To narrow the set of Investment Funds and investment strategies initially identified for consideration, the Adviser screens Investment Funds and investment strategies according to criteria that include both quantitative measures such as past performance and systematic risk exposures, to the extent that data is available; qualitative factors such as the reputation, experience and training of the Investment Manager; and the ability of the Investment Manager to articulate a coherent investment philosophy and risk control process. Following the initial screening process, the Adviser conducts further review of the Investment Funds that it considers likely to generate superior, risk-adjusted returns consistent with the Adviser’s views at that time as to both the most attractive strategy types and the needs of the Fund’s existing portfolio. On an ongoing basis, the Adviser conducts similar, periodic reviews with respect to Investment Funds in which the Fund has invested.

The Adviser’s personnel have extensive experience and expertise with alternative investment strategies and Investment Managers and have evaluated numerous Investment Funds representing many categories of alternative investments and utilizing various investment strategies. They also have extensive experience in directly managing alternative investment strategies. The Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing in Investment Funds.

The Adviser intends to invest primarily in Investment Funds that employ the following strategies (among others):

•	relative value strategies—seek to identify and exploit inefficiencies in the relative pricing of securities whose prices are deemed to move in relation to each other;

•	security selection strategies—seek to combine long and short positions of equity securities primarily;

•	specialist credit strategies—seek to invest in and lend to credit sensitive issuers that are generally rated below investment grade (typically referred to as “junk”); and

•	directional strategies—seek to invest based on the expected direction of market prices of currencies, commodities, equities and bonds in the futures and cash markets.

See “Investment Program—Investment Strategies.”

The Adviser typically endeavors to limit the exposure to any one type of investment strategy to less than 35% of the Fund’s gross assets (measured over time and subject to underlying Investment Funds’ liquidity constraints) and to limit investments in any one Investment Fund to no more than 15% of the Fund’s gross assets (measured at the time of purchase). The Adviser limits Fund investments in any one Investment Fund to less than 5% of an Investment Fund’s outstanding voting securities. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Investments in Non-Voting

Stock; Inability to Vote.” The Adviser currently expects that the Fund will invest in approximately 25-35 Investment Funds; however, the Fund may invest in more or fewer Investment Funds at any time.

The Fund’s performance benchmark is the HFRI Fund of Funds Diversified Index (the “Performance Benchmark”). The Performance Benchmark is sponsored by Hedge Fund Research, Inc. (“HFRI”), a research firm specializing in the aggregation and analysis of alternative investment information. HFRI is not affiliated with the Fund or Morgan Stanley. The Performance Benchmark comprises funds of hedge funds classified by HFRI as “diversified.” Funds of hedge funds classified by HFRI as “diversified” are not necessarily registered investment companies under the 1940 Act and do not necessarily meet the diversification tests under the 1940 Act or the Internal Revenue Code, if such tests were to be applied to such funds. Rather, funds of hedge funds classified by HFRI as “diversified” seek to minimize losses during down markets while still achieving superior returns in up markets, and they seek to do so by investing in underlying hedge funds collectively pursuing a variety of investment strategies and managed by multiple investment managers. These characteristics serve to distinguish the Performance Benchmark from other fund-of-hedge-funds indices established by HFRI, which typically include funds of hedge funds collectively pursuing a few selected investment strategies. As set forth in this Prospectus under “Investment Program—Investment Strategies,” the Fund’s investment program and strategies substantially conform to HFRI’s classification standards for “diversified” funds of hedge funds. The Performance Benchmark will be used solely to measure the Fund’s relative performance, and not to determine selection of Investment Funds or allocation to any particular investment strategy followed by Investment Funds. For historical performance of the Performance Benchmark and other broad market equity and fixed income indices, please refer to the Appendix to this Prospectus.

While the Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act, the Fund has elected, and intends to qualify, to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and

10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” In addition, the Adviser typically endeavors to limit the Fund’s investments in any one Investment Fund to no more than 15% of the Fund’s gross assets (measured at the time of purchase).

The Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and are generally subject to few investment limitations. In response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares.

LEVERAGE	The Fund may borrow money in connection with its investment activities—i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility to fund investments in Investment Funds up to the limits of the Asset Coverage Requirement (as defined below). The Fund may also borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments (i.e., to provide the Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Fund’s receipt of redemption proceeds from another Investment Fund). The Fund expects to enter into a credit facility for such purposes soon after the date of this Prospectus.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. In addition to borrowing money, the Fund may also incur economic leverage via the use of derivatives.

Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil, such as that experienced during late 2008. In general, the use of leverage by Investment Funds or the Fund may increase the volatility of the Investment Funds or the Fund. See “Types of Investments and Related Risks—Investment Related Risks—Leverage Utilized by the Fund” and See “Types of Investments and Related Risks—Investment Related Risks—Leverage Utilized by Investment Funds.”

DISTRIBUTIONS	Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP (as defined below) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash.

POTENTIAL BENEFITS OF INVESTING IN THE FUND	An investment in the Fund enables investors to invest indirectly with Investment Managers whose services generally are not available to the investing public or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors indirectly to invest with a number of Investment Managers without incurring the high minimum investment requirements that Investment Managers typically would impose on investors. Investment Funds in which the Fund may invest also may close from time to time. If the Fund has previously invested in an Investment Fund that has closed, an investor would nevertheless be able to invest indirectly in such Investment Fund by investing in the Fund.

In addition to benefiting from the Investment Managers’ individual investment strategies, the Fund as a whole should achieve the benefits of indirect exposure to a number of different investment styles and Investment Managers. By investing through multiple Investment Managers that employ a variety of investment strategies, the Fund may reduce the volatility inherent in a direct investment with a single Investment Manager.

THE OFFERING	The Fund is offering on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”) $3,000,000,000 of shares of beneficial interest (“Shares”). Shares are offered in a continuous offering at the Fund’s current net asset value per Share. See “Purchases of Shares.” Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value per Share from the Distributor or through a registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. The Distributor is an affiliate of the Adviser. See “Calculation of Net Asset Value” and “Plan of Distribution.”

Investors purchasing Shares in the Fund (“Shareholders”) will not be charged a sales load.

BOARD OF TRUSTEES	The Fund has a Board of Trustees (each member a “Trustee” and, collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. See “Management of the Fund.”

THE INVESTMENT ADVISER AND SUB-ADVISER	Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Investment Adviser”). The Investment Adviser is a limited partnership formed under the laws of the State of Delaware. Morgan Stanley Investment Management Limited, a company incorporated under the laws of England, serves as the Fund’s investment sub-adviser (the “Sub-Adviser”). Each of the Investment Adviser and Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Except as otherwise specified, the Investment Adviser and Sub-Adviser together are referred to as the “Adviser.”

The day-to-day portfolio management, short-term cash management and operations of the Fund are the responsibility of Mustafa A. Jama, Chief Investment Officer, Fund of Hedge Funds team; Lawrence Berner, Portfolio Manager;
Paresh Bhatt, Portfolio Manager; José F. González-Heres, Portfolio Manager;
Jarrod Quigley, Portfolio Manager; Eric Stampfel, Portfolio Manager;
Radha Thillainatesan, Portfolio Manager; and Mark L.W. van der Zwan, Portfolio Manager, subject to oversight by the Board of Trustees. See “Management of the Fund.”

The Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

MANAGEMENT FEE	In consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Fund pays the Investment Adviser a monthly fee of 0.125% (1.50% on an annualized basis) of the Fund’s month end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds and indirectly paid by investors in the Fund. See “Management Fee.”

FEES AND EXPENSES	The Fund bears all expenses incurred in the business of the Fund, including any charges and fees to which the Fund is subject as an investor in the Investment Funds. The Investment Adviser bore the Fund’s organizational costs of approximately $40,002 in the first twelve months of the Fund’s operations. The Fund has incurred initial offering costs of approximately $537,998. The Fund’s offering costs were capitalized and amortized over the 12 month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares (mostly printing expenses). The Investment Funds will bear all expenses incurred in the business of the Investment Funds. See “Fund Expenses” and “Summary of Fund Expenses.”

State Street Bank and Trust Company (“State Street”), as Fund administrator, performs certain administration and accounting services for the Fund. In consideration for these services, the Fund pays State Street an annual fee calculated based upon the average net assets of the Fund, subject to a minimum monthly fee, and reimburses certain of State Street’s expenses.

CONFLICTS OF INTEREST	The investment activities of the Adviser, the Investment Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. Morgan Stanley, an affiliate of the Adviser, is a diversified global financial services firm involved in a broad spectrum of financial services and asset management activities and may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or the Shareholders. See “Conflicts of Interest.”

PURCHASE OF SHARES	The minimum initial investment in the Fund by an investor is $50,000. Additional investments in the Fund must be made in a minimum amount of $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described below) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions.

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month. The investor must submit a completed application form eight business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds four business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Investment Funds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Other Risks—Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

ELIGIBLE INVESTORS	Each investor will be required to certify that the Shares are being acquired directly or indirectly for the account of both (i) an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and (ii) a “qualified client” as defined in Rule 205-3(d)(1) under the Advisers Act. Investors who are both “accredited investors” and “qualified clients” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders seeking to purchase additional Shares will be required to qualify as “Eligible Investors” at the time of the additional purchase. Any RIA who offers Shares may impose additional eligibility requirements on investors who purchase Shares through such RIA.

INVESTOR SUITABILITY	An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks—Closed-End Fund; Liquidity Risks.”

VALUATION

Certain securities and other financial instruments in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers. Although the procedures approved by the Fund’s Board of Trustees provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds, neither the Adviser nor the Board of Trustees will be able to confirm independently the accuracy of valuations provided by the Investment Managers (which are unaudited). Accordingly, such valuations generally will be relied upon by the Fund, even though an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds will typically be estimates only, subject to revision through the end of each Investment Fund’s annual audit. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Valuation.”

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their Shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Other Risks—Closed-End Fund; Liquidity Risks.”

REPURCHASES OF SHARES BY THE FUND	No Shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). Each repurchase offer will generally commence approximately 125 days prior to the applicable repurchase date.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust.

The Fund is subject to certain Investment Funds’ initial lock-up periods beginning at the time of the Fund’s initial investment in an Investment Fund, during which the Fund may not withdraw its investment. In addition, certain Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds since late 2008). During such periods, the Fund may not be able to liquidate its holdings in such Investment Funds in order to meet repurchase requests. In addition, should the Fund seek to liquidate its investment in an Investment Fund that maintains a side pocket, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner. See “Repurchases and Transfers of Shares—No Right of Redemption” and “—Repurchases of Shares.”

SUMMARY OF TAXATION	The Fund expects to qualify, and to continue to qualify, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains.

The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions generally will be taxable as ordinary income to the Shareholder. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Distribution Policy.”

Subchapter M imposes strict requirements for the diversification of a fund’s investments, the nature of a fund’s income and a fund’s distribution and timely reporting of income and gains. In order to satisfy these requirements, the Fund will generally invest its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). See “Tax Aspects.”

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

REPORTS TO SHAREHOLDERS	The Fund furnishes to Shareholders as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders also are sent reports on at least a quarterly basis regarding the Fund’s operations during each quarter.

TERM	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

RISK FACTORS	An investment in the Fund involves a high degree of risk and may involve loss of capital, up to the entire amount of a Shareholder’s investment. Other risks include the risks of investing in a fund:

•

that has a limited operating history and whose Investment Managers with which the Fund invests, in some cases, may be newly organized with limited operating histories upon which to evaluate their performance

•

where the Investment Funds in which the Fund invests may invest their assets in securities for which trading activity may be dramatically impaired or cease at any time (whether due to general market turmoil, problems experienced by a single issuer or market sector or other factors), such as collateralized debt obligations backed by mortgages (especially subprime mortgages), asset-backed commercial paper issued by structured investment vehicles and auction rate preferred shares

•

whose performance depends upon the performance of the Investment Managers and selected strategies, the adherence by such Investment Managers to their selected strategies, the instruments used by such Investment Managers and the Adviser’s ability to select Investment Managers and strategies and effectively allocate Fund assets among them

•	that may borrow money (i.e., incur leverage) to make investments in Investment Funds and/or incur economic leverage via the use of derivatives, which may increase the volatility of the Fund

•

where underlying Investment Funds may invest in commodities, the trading of which may involve large amounts of leverage and thus expose the Investment Fund and thus the Fund, to substantial risk of loss

•

whose underlying Investment Funds may also incur leverage (whether via borrowing money or utilizing derivatives) for investment or other purposes, which may increase the volatility of the Investment Funds

•

where the Investment Managers may sell securities held by Investment Funds short, which involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short

•

where the underlying Investment Funds’ investment activities may be adversely affected by regulatory changes and/or restrictions (such as those relating to position limits in commodities and/or short selling) that may be imposed at any time

•

where the Investment Managers may invest the Investment Funds’ assets in securities of non-U.S. issuers, including those located in emerging markets, and where the Fund may invest in Investment Funds that may be denominated in non-U.S. currencies, thus exposing the Fund to various risks that may not be applicable to U.S. securities (including certain risks arising from problems with the euro common currency)

•	where the Investment Managers may change their investment strategies (i.e., may experience style drift) at any time

•	where the Investment Managers may invest the Investment Funds’ assets without limitation in restricted and illiquid securities

•

where the Investment Managers may invest the Investment Funds’ assets in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which may be subject to erratic market movements

•

where the Investment Managers may generally charge investors in the Investment Funds (the Fund being one such investor) asset-based fees and incentive fees of as much of 20% to 30% of an Investment Fund’s net profits, which incentive fees may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees

•

where an Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries

•

where an Investment Fund’s assets may be invested in a limited number of securities, which may subject the Investment Fund, and thus Fund, to greater risk and volatility than if investments had been made in a larger number of securities

•

that is an unlisted closed-end fund whose shares are thus illiquid, which are not listed on any securities exchange or traded in any other market and are subject to substantial restrictions on transfer

•	where the Investment Managers may use derivatives for hedging and non-hedging purposes of the Investment Funds

•

where the Investment Funds’ returns may exhibit greater correlations among each other and/or with fixed income or equity indices than anticipated by the Adviser, especially during times of general market turmoil such as that experienced during late 2008

•	whose Adviser and Investment Managers may have conflicts of interest

•	that is a non-diversified fund that may allocate a higher percentage of its assets to the securities of any one issuer than if it were a diversified fund

•	that intends to qualify as a RIC under the Code and may be subject to tax liabilities if it fails to so qualify

•

that is subject to, and indirectly invests in Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or hedge funds such as the Investment Funds in particular

Moreover, because the Fund invests in Investment Funds, investors are subject to additional risks, including those of investing in a fund:

•

whose underlying Investment Managers may employ quantitatively-based financial/analytical trading systems and models that are subject to inherent risks such as software development and implementation errors and other types of trading system or human errors, such that there can be no assurance that the trading systems employed by Investment Managers are currently effective or will remain effective

•

whose underlying Investment Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund, as an investor in such Investment Funds, and thus the Shareholders, as indirect investors in such Investment Funds, will not be able to avail themselves of 1940 Act protections

•	whose underlying Investment Managers may not currently be registered under the Advisers Act

•	whose investors will have no right to receive information about the Investment Funds or Investment Managers, and who will have no recourse against Investment Funds or their Investment Managers

•	whose investments in certain underlying Investment Funds may be subject to initial lock-up periods during which the Fund may not withdraw its investment

•	where certain underlying Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time, possibly requiring the Fund to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner

•

that may not be able to invest in certain Investment Funds that are oversubscribed or closed or that may only be able to allocate a limited amount of assets to an Investment Fund that has been identified as an attractive opportunity

•	whose investors will bear two layers of asset-based fees and expenses—one at the Fund level and one at the Investment Fund level—and incentive fees at the Investment Fund level

•

that may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, thus exposing the Fund to the risks of that strategy (though the Adviser typically endeavors to limit the exposure to any one type of investment strategy to less than 35% of the Fund’s gross assets (measured over time and subject to underlying Investment Funds’ liquidity constraints))

•	that invests in a number of Investment Funds, resulting in investment related expenses that may be higher than if the Fund invested in only one Investment Fund

•

where the Investment Managers may receive compensation for positive performance of the relevant Investment Fund in the form of the asset-based fees, incentive fees and other expenses payable by the Fund as an investor in the relevant Investment Fund, even if the Fund’s overall returns are negative

•

where the Investment Managers make investment decisions independent of the Adviser and each other, which may result in the pursuit of opposing investment strategies or result in performance that correlates more closely with broader market performance

•

many of whose assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate; the valuation of the Fund’s investments in Investment Funds is ordinarily determined based on valuations provided by their Investment Managers, who may face a conflict of interest as such valuations will be used to calculate fees payable to the Investment Manager and the Adviser, and the price at which purchases and repurchases are made.

•

that invests in Investment Funds that may hold a portion of their assets in “side pockets” (i.e., a sub-account established by an Investment Fund in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the other assets of the Investment Fund until some type of realization event occurs), which may further restrict the liquidity of the Fund’s investments in such Investment Funds, and thus the Shareholders’ investments in the Fund

•	that may not be able to vote on matters that require the approval of the investors of an underlying Investment Fund, including a matter that could adversely affect the Fund’s investment in it

•	that, upon its redemption of all or a portion of its interest in an Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value

•	that invests in Investment Funds located outside of the U.S. and thus may be subject to withholding taxes in such jurisdictions, which may reduce the Fund’s, and thus the Shareholders’, return

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See “Types of Investments and Related Risks.”

SUMMARY OF FEES AND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

TRANSACTION FEES
Maximum sales load (percentage of purchase amount)	None
Maximum redemption fee	None

ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)
Management Fee	1.50%
Acquired Fund Fees and Expenses*	9.02%
Interest Payments on Borrowed Funds**	0.51%
Other Expenses	0.20%
Total Annual Fund Expenses	11.23%
Less Fee Waiver and Expense Reimbursement***	0.46%
Annual Net Expenses	10.77%

EXAMPLE:

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:†

1 year	3 years	5 years	10 years
$115	$354	$606	$1,291

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

†	On an investment of $50,000 the Example would be as follows:

EXAMPLE:

You would pay the following fees and expenses on a $50,000 investment, assuming a 5% annual return:

1 year	3 years	5 years	10 years
$5,762	$17,722	$30,287	$64,545

*

The Acquired Fund Fees and Expenses include the operating expenses, trading expenses and performance-based incentive fees of the Investment Funds in which the Fund has invested for the fiscal year ended December 31, 2012. These operating expenses consist of management fees, administration fees, professional fees (i.e., audit and legal fees), and other operating expenses. Trading expenses are primarily interest and dividend expenses and are the byproduct of leveraging or hedging activities employed by the Investment Funds’ managers in order to enhance investor returns. The information used to determine the Acquired Fund Fees and Expenses is generally based on the most recent shareholder reports received from the respective Investment Funds or, when not available, from the most recent communication from the Investment Funds. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners in the form of management fees generally ranging from 1.0% to 3.0% annually of net assets and incentive fees are generally from 20% to 30% of net profits annually. Some Investment Funds employ a pass through expense arrangement with no stated management fee. Fees and expenses of Investment Funds are based on historical fees and expenses. Future Investment Funds’ fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Investment Funds, which may fluctuate over time. See below for the breakdown of the Acquired Fund Fees and Expenses:

Operating Expenses	3.65%
Trading Expenses	2.64%
Incentive Fees	2.73%

Total Acquired Fund Fees and Expenses	9.02%

**	These expenses represent estimated interest payments the Fund expects to incur in connection with its credit facility during the current fiscal year. See “Investment Program—Leverage.”

***	The Adviser has contractually agreed to waive and/or reimburse the Fund’s expenses (other than Acquired Fund Fees and Expenses and extraordinary expenses and the following investment related expenses: foreign country tax expense and interest expense on amounts borrowed by the Fund) to the extent necessary in order to cap the Fund’s total annual operating expenses at 1.75% until the termination of the Fund’s investment advisory agreement. The Acquired Fund Fees and Expenses are not subject to this expense cap. “Extraordinary Expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Management Fee” and “Purchases of Shares.”

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period from May 1, 2010 (commencement of operations) to December 31, 2010 and for the fiscal years ended December 31, 2011 and December 31 2012. The information reflects financial results for an investor that has been in the Fund since inception. The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report along with the financial statements are incorporated by reference into the Fund’s SAI. The SAI is available upon request. The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period from May 1, 2010 to December 31, 2010(a)
For a Share outstanding throughout the period:
Net asset value, beginning of period	$996.48	$1,027.49	$1,000.000

Net investment income (loss)(b)	(18.18)	(18.17)	(11.38)
Net realized and unrealized gain (loss) from investments	124.95	41.12	38.87

Net increase (decrease) resulting from operations	106.77	22.95	27.49

Distributions paid
Net investment income	(86.13)	(53.96)	—
Net realized gain	—	—	—

Net asset value, end of year	$1,017.12	$996.48	$1,027.49

Total return(c)	10.84%	2.25%	2.75%
Ratio of total expenses to average net assets before expense waivers and reimbursements(d)	2.01%	2.72%	3.16%
Ratio of total expenses to average net assets after expense waiver and reimbursements(d)	1.75%	1.75%	1.16%
Ratio of net investment income (loss) to average net assets(e)	(1.75%)	(1.75%)	(1.16%)
Portfolio turnover	14%	21%	3%
Net assets, end of period (000s)	$48,140	$39,915	$26,243

(a)	Commencement of operations.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Total return assumes a subscription of a Share in the Fund at the beginning of the period indicated and a repurchase of the Share on the last day of the period, and assumes reinvestment of all distributions for the period.
(d)	Ratios do not reflect the Fund’s proportionate share of the expenses of the Investment Funds.
(e)	Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions.

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on February 27, 2008 and commenced operations on May 1, 2010. The Fund’s principal office is located at 100 Front Street, Suite 400, West Conshohocken, Pennsylvania 19428-2881, and its telephone number is (888) 322-4675. Investment advisory services are provided to the Fund by the Adviser pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See “Management of the Fund—Board of Trustees.”

USE OF PROCEEDS

The proceeds from the sale of Shares, net of the Fund’s fees and expenses, will be invested by the Fund to pursue its investment program and objectives as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Investment Managers May Have Limited Capacity to Manage Additional Fund Investments” for a discussion of certain limitations applicable to the Fund’s ability to make investments in Investment Funds. See also “Other Risks—Availability of Investment Opportunities” for a discussion of the timing of Investment Funds’ subscription activities, market conditions and other considerations relevant to the timing of the Fund’s investments generally.

The Fund will pay the Investment Adviser the full amount of the Management Fee during any period prior to which any of the Fund’s assets (including any proceeds received by the Fund from the offering of Shares) are invested in Investment Funds.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled asset pools that may engage in a wide variety of investment strategies including, among others, leverage, short selling and derivative transactions. Investment Funds typically offer their securities privately without registration under the 1933 Act in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors. Investment Funds are excluded from the definition of “investment company,” and hence are not registered as investment companies, under the 1940 Act. The managers or investment advisers of these funds are usually compensated through asset-based fees and incentive-based fees. Registered closed-end investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies that generally are managed more conservatively than most private investment funds due to certain requirements imposed by the 1940 Act and, with respect to those registered closed-end investment companies that qualify as RICs under the Code, Subchapter M of the Code. These registered companies often impose relatively modest minimum investment requirements (such as $2,000 or less) and publicly offer their shares to a broad range of investors, in contrast to the higher minimum investment amounts and limited range of investors which, as set forth above, characterize the offerings of private investment funds’ securities. The advisers to registered closed-end investment companies are typically compensated through asset-based fees.

The Fund is similar to a private investment fund in that it is actively managed and Shares are sold in relatively large minimum denominations to high net worth individual and institutional investors. In addition, the Investment Managers are typically entitled to receive incentive-based compensation. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program. The structure of the Fund was designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of Eligible Investors faced by many of those funds.

INVESTMENT PROGRAM

Investment Objective

The Fund seeks long-term capital appreciation by investing substantially all its assets in investment funds (“Investment Funds”) managed by unaffiliated third-party investment managers (“Investment Managers”) who employ a variety of investment strategies in pursuit of attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns, as measured in the manner described below) consistent with the preservation of capital. These investment strategies allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. “Traditional” investment companies are generally characterized by long-only investments and limits on the use of leverage. Because Investment Funds following such non-traditional investment strategies (whether hedged or not) are often described as “hedge funds,” the Fund’s investment program can be broadly referred to as a fund of hedge funds. The Fund measures the volatility of its returns by “standard deviation,” which is a measure of risk that represents the degree to which an investment’s performance has varied from its average performance over a particular period.

Through the selection and ongoing monitoring of Investment Funds, the Fund seeks to achieve long-term capital appreciation that may exhibit moderate correlation with certain global equity indices and aims not to be disproportionately influenced by the performance of any single Investment Fund. In addition, by investing in a number of Investment Funds that primarily employ a variety of investment strategies, the Fund seeks to achieve the desired capital appreciation with lower volatility than likely would be achieved by investing with most individual Investment Funds. Investing in a number of Investment Funds involves additional costs.

Investment Philosophy

Traditional registered investment companies, such as mutual funds, generally are subject to significant regulatory restrictions in designing their own investment strategies relating to the use of leverage and the ability to sell securities short. As a registered investment company, the Fund is subject to such restrictions. By contrast, private, unregistered investment funds, such as the Investment Funds in which the Fund invests, are not subject to many of these limitations. The Adviser believes that the Fund’s strategy of investing substantially all of its assets in these types of Investment Funds creates opportunities to participate in alternative methods of investing that may earn attractive risk-adjusted returns.

The Adviser intends to invest primarily in Investment Funds that employ the following strategies (among others), which are discussed in more detail below: inefficiencies in the relative pricing of securities (“relative value strategies”), Investment Manager skill and expertise with respect to creating and combining long and short securities selection programs (“security selection strategies”), inefficiencies in commercial financing markets (“specialist credit strategies”) and, on a more limited basis, Investment Manager predictions on the direction of market prices (“directional strategies”). The Adviser believes that a portfolio of alternative investment strategies may produce capital appreciation more consistently and with less volatility than would most individual traditional or alternative investment strategies. The Adviser also believes that the success of an investment program developed around these principles, such as that of the Fund, depends on the Adviser’s ability to successfully perform three key tasks: (1) discovering and developing access to attractive Investment Funds, (2) constructing a portfolio consisting of a number of such Investment Funds, and (3) managing and monitoring the risks of the Fund’s investments in such Investment Funds.

Because alternative investment strategies may be risky, the Adviser believes it is prudent for the Fund to generally invest in these strategies through Investment Funds organized as vehicles providing limited liability to their investors. This structure limits the effect that losses incurred by any one Investment Fund will have on the assets of the Fund by limiting the Fund’s amount at risk to the amount invested in that Investment Fund. In certain circumstances, however, the Adviser believes that it may be appropriate to gain investment exposure to certain Investment Funds by entering into derivative transactions, such as total return swaps, options and forwards. For example, to achieve investment returns equivalent to those achieved by an Investment Manager in whose Investment Fund the Fund could not invest directly, perhaps because of its high investment minimum or its unavailability for direct investment, the Fund may enter into one or more swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. See “Types of Investments and Related Risks—Special Investment Instruments and Techniques—Swap Agreements.” The Fund does not expect to gain more than 25% of its total investment exposure via such derivatives. The Fund’s investments in derivatives may involve significant economic leverage and thus may, in some circumstances, involve significant risks of loss and increase the volatility of the Fund’s returns. These risks may increase dramatically during times where general access to credit is severely impaired (i.e., a “credit crunch”) and/or during general market turmoil, such as that experienced during late 2008. See “Types of Investments and Related Risks—Investment Related Risks—Leverage Utilized by the Fund.”

Investment Strategies

The Adviser intends to invest the assets of the Fund in Investment Funds that employ a variety of alternative investment strategies. As noted above, the Investment Managers to these Investment Funds generally conduct their investment programs through Investment Funds that have investors other than the Fund.

Some examples of the primary investment strategies that the Adviser considers with respect to the Fund are described below:

Relative Value Strategies—Relative value strategies focus on identifying and exploiting spread relationships between pricing components of financial assets or commodities, either with respect to single assets or commodities or groups of assets or commodities whose prices are deemed to move in relation to each other. These strategies seek to avoid assuming any outright market risk, although the risk of loss may be significant if the Investment Manager has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected intervening events affect these relationships. Examples of relative value strategies include the following:

Convertible Arbitrage Strategies—Convertible arbitrage strategies seek to exploit anomalies in price relationships between convertible securities and the securities into which they convert.

Merger Arbitrage Strategies—Merger arbitrage strategies seek to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring, or similar corporate transaction.

Mortgage Arbitrage Strategies—Mortgage arbitrage strategies seek to generate both current income and capital appreciation through a variety of long and short mortgage-related investment strategies.

Statistical Arbitrage Strategies—Statistical arbitrage strategies seek to use systematic models to build long and short portfolios of securities whose current prices are predicted to increase or decrease based on established statistical relationships.

Other Arbitrage Strategies—Other arbitrage strategies seek to exploit anomalies in price spreads between related or similar instruments. These strategies will typically include fixed income, capital structure, volatility, and mortgage-backed securities arbitrage.

Security Selection Strategies—Security selection strategies combine long positions and short sales with the aim of benefiting from the Investment Manager’s ability to select investments while offsetting some systematic market risks. Market exposure can vary substantially, leading to a wide range of risk and return profiles. There is, in addition, no guarantee that an Investment Manager will be able to minimize systematic or other risks effectively. Security selection strategies are expected to be primarily equity-oriented, but they may also involve sovereign and corporate debt securities. There are three distinct security selections strategies:

Opportunistic Equity Strategies—Opportunistic equity strategies seek to maintain varying degrees of directional exposure to the equity markets, based on the assessment by Investment Funds’ respective Investment Managers of market conditions and underlying company fundamentals. Core long holdings of some Investment Funds may be concentrated, depending on the investment approach of their respective Investment Managers.

High Hedge Equity Strategies—High hedge equity strategies seek to have limited or low net exposure to equity markets. Investment Funds may maintain short equity positions which attempt to mitigate a portion of the market exposure resulting from long equity positions.

Activist Equity Strategies—Activist equity strategies seek to accumulate concentrated positions in order to exert influence on underlying company management with the objective of increasing shareholder value. The Investment Manager may work with the management team of the target company to design an alternate strategic plan and may secure appointment of persons to the target company’s board of directors. The Investment Manager may initiate shareholder actions (including those which may be opposed to the target company’s management) seeking to maximize value, including such actions as corporate restructurings, share repurchases, management changes, asset sales, and asset divestitures.

Specialist Credit Strategies—Specialist credit strategies seek to lend to credit-sensitive issuers (generally below investment grade, typically referred to as “junk” issuers). Their potential investment edge is derived from the Investment Manager’s expected ability to perform a high level of due diligence and to take advantage of what the Investment Manager discerns to be relatively inexpensive securities. The securities may be inexpensive due to regulatory anomalies or other constraints on traditional lenders (e.g., disclosure rules and speed of decision-making processes). Risk of loss may be significant if the Investment Manager’s credit judgments are incorrect. There are three distinct specialist credit strategies:

Credit Trading Strategies—Credit trading strategies seek exposure to credit-sensitive securities (whether long, short, or both) based on credit analysis of issuers and securities and on credit market views.

Distressed Securities Strategies—Distressed securities strategies seek to invest in companies suffering financial distress. They seek capital appreciation and do not focus on the high-yield nature of the assets.

Private Placement Strategies—Private placement strategies seek to make short-term private placements in companies, usually pursuant to Regulation D under the 1933 Act. Regulation D allows small firms to raise capital very quickly and relatively cheaply. Investment Managers seek to benefit from underpriced equity options often embedded in the financing transaction.

Directional Strategies—Directional trading strategies are based on speculating on the direction of market prices of currencies, equities, bonds, and commodities in the futures and cash markets. Investment horizons vary considerably, but a key characteristic of the strategies is that Investment Managers can normally reverse their market view as they see a situation unfold. Some Investment Managers may employ model-based systems to generate buy and sell signals. Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Risk of loss may be significant if the Investment Manager’s judgment is incorrect as to the direction, timing, or extent of expected market moves. Strategies include without limitation macro trading, tactical asset allocations, and commodity trading activities.

Global Macro and Commodity Trading Advisor (“CTA”) Strategies—Global macro and CTA strategies can be characterized as following long-term economic trends. Global macro hedge funds can be classified as utilizing either a “systematic” approach, using quantitative methods such as computer models and simulations in their trading strategies, or a “discretionary” approach, relying on manager discretion in their trading strategies. Global macro managers use price and volume information in conjunction with valuation information as inputs in their trading decisions. CTA strategies typically focus on managed futures, either on their own or in combination with other derivatives, and can be classified as either long-term trend followers or short-term managed future program styles. CTA managers primarily use price and volume information as inputs in their trading decisions.

Investment Selection

The Adviser is responsible for the allocation of assets to various Investment Funds, subject to policies adopted by the Board of Trustees.

The Adviser selects opportunistically from a wide range of Investment Funds in order to create a broad-based portfolio of such funds while seeking to invest in compelling investment strategies and with promising Investment Managers at optimal times. The Adviser currently expects that the Fund will invest in approximately 25-35 Investment Funds; however, the Fund may invest in more or fewer Investment Funds at any time.

The Adviser and its personnel use a wide range of resources to identify attractive Investment Funds and promising investment strategies for consideration in connection with investments by the Fund. These resources include, but are not limited to, the experience of the Adviser’s personnel and their contacts with Investment Managers, academics and prime-broker groups;
Morgan Stanley’s global network (subject to third-party confidentiality obligations, information barriers established by
Morgan Stanley in order to manage potential conflicts of interest, and applicable allocation policies); conferences and seminars; contacts with selected family offices and investors in other funds managed by the Adviser or its affiliates; academic journals and database research and ideas generated from within the Adviser.

To narrow the set of Investment Funds and investment strategies initially identified for consideration, the Adviser conducts ongoing analysis of Investment Managers and investment strategies. The Adviser’s criteria include both quantitative measures such as past performance and systematic risk exposures, to the extent that data is available; qualitative factors such as the reputation, experience and training of the Investment Manager; and the ability of the Investment Manager to articulate a coherent investment philosophy and risk control process.

The Adviser expects that only a few Investment Funds will be deemed sufficiently interesting to warrant further review after the initial analysis. Following this analysis, the Adviser conducts extensive due diligence on the Investment Funds that it considers likely to generate superior, risk-adjusted returns consistent with the Adviser’s views at that time as to both the most attractive strategy types and the needs of the Fund’s existing portfolio. The due diligence process typically includes meetings with the Investment Manager to seek to understand the Investment Manager’s investment strategy, investment philosophy and portfolio construction procedures. The due diligence process seeks to identify the types of securities and other instruments held or techniques utilized and to confirm the presence of, and adherence to, an investment and risk control process. The due diligence process also typically includes quantitative analysis of the investment strategy, including an analysis of past performance history and risk factors.

If the Adviser’s assessment of the abilities of the Investment Manager and the attractiveness of the investment strategy employed by the Investment Manager are sufficiently positive, then further due diligence typically will be performed. The additional diligence generally involves an analysis of the operational and legal structure of the Investment Fund and background investigations of the Investment Manager. The Investment Manager’s fee structure, the depth and quality of the Investment Manager’s organization, the legal terms and conditions of the Investment Fund’s governing documents, the potential for developing and maintaining a long-term relationship with the Investment Manager and the likely alignment of interests between the Investment Fund, its Investment Manager and the Fund are examples of factors that the Adviser typically investigates.

The Adviser’s personnel have extensive experience and expertise with alternative investment strategies and Investment Managers and have evaluated numerous Investment Funds representing many categories of alternative investments and utilizing various investment strategies. They also have extensive experience in directly managing alternative investment strategies. The Adviser believes that this combination of evaluation expertise and direct investment experience enables it to understand the opportunities and risks associated with investing in the Investment Funds. For a more complete description of the experience of the personnel of the Adviser who are principally responsible for the management of the Fund, see “The Adviser.”

The Fund’s performance benchmark is the HFRI Fund of Funds Diversified Index (the “Performance Benchmark”). The Performance Benchmark is sponsored by Hedge Fund Research, Inc. (“HFRI”), a research firm specializing in the aggregation and analysis of alternative investment information. HFRI is not affiliated with the Fund or Morgan Stanley. The Performance Benchmark comprises funds of hedge funds classified by HFRI as “diversified.” Funds of hedge funds classified by HFRI as “diversified” are not necessarily registered investment companies under the 1940 Act and do not necessarily meet the diversification tests under the 1940 Act or the Internal Revenue Code, if such tests were to be applied to such funds. Rather, funds of hedge funds classified by HFRI as “diversified” seek to minimize losses during down markets while still achieving excellent returns in up markets, and they seek to do so by investing in underlying hedge funds collectively pursuing a variety of investment strategies and managed by multiple investment managers. These characteristics serve to distinguish the Performance Benchmark from other fund-of-hedge-funds indices established by HFRI, which typically include funds of hedge funds collectively pursuing a few selected investment strategies. As set forth in this Prospectus under “Investment Program—Investment Strategies,” the Fund’s investment program and strategies substantially conform to HFRI’s classification standards for “diversified” funds of hedge funds. The Performance Benchmark will be used solely to measure the Fund’s relative performance, and not to determine selection of Investment Funds or allocation to any particular investment strategy followed by Investment Funds. For historical performance of the Performance Benchmark and other broad market equity and fixed income indices, please refer to the Appendix to this Prospectus.

Portfolio Construction

The Adviser allocates Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the likely risks and returns of various investment strategies that the Investment Funds utilize and the likely correlation among the Investment Funds under consideration. The Adviser generally seeks to invest substantially all of the Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive and likely to have limited correlations among each other or with fixed income or equity indices. The Adviser periodically reallocates the Fund’s investments among Investment Funds in order to increase the Fund’s expected risk-adjusted return.

While the Fund is a “non-diversified” fund under the 1940 Act, the Adviser believes it is important to maintain a broad-based portfolio in order to reduce the effect on the Fund of losses or poor returns by any one Investment Fund. There is no guarantee, however, that the Fund will be able to avoid substantial losses due to poor returns by an Investment Fund or that the Adviser’s expectations regarding Investment Funds’ limited correlations among each other or with fixed income or equity indices will prove correct. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund has elected, and intends to qualify, to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” The Adviser typically endeavors to limit the exposure to any one type of investment strategy to less than 35% of the Fund’s gross assets (measured over time and subject to underlying Investment Funds’ liquidity constraints) and to limit investments in any one Investment Fund to no more than 15% of the Fund’s gross assets (measured at the time of purchase). The Adviser limits Fund investments in any one Investment Fund to less than 5% of an Investment Fund’s outstanding voting securities. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Investments in Non-Voting Stock; Inability to Vote.”

Investment Funds in which the Fund invests are not subject to the Fund’s investment restrictions and are generally not subject to any investment limitations under the 1940 Act or the Code (as hereinafter defined). Therefore, the Fund is not entitled to the protections of the 1940 Act with respect to the Investment Funds.

For example, the Investment Funds are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks, or administrators, into whose custody those Investment Funds have placed their assets could impair the operational capabilities or the capital position of the Investment Funds and may, in turn, have an adverse impact on the Fund. In addition, the Investment Managers of the Investment Funds may not currently be registered as investment advisers under the Advisers Act, though they may be required to register in the near future. See “Other Risks—Legal and Regulatory Risks.”

In response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares.

Leverage

The Fund may borrow money in connection with its investment activities—i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility to fund investments in Investment Funds up to the limits of the Asset Coverage Requirement (as defined below). The Fund may also borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments (i.e., to provide the Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Fund’s receipt of redemption proceeds from another Investment Fund). The Fund expects to enter into a credit facility for such purposes soon after the date of this Prospectus.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement. In addition to borrowing money, the Fund may also incur economic leverage via the use of derivatives.

Investment Funds may also utilize leverage in their investment activities. Borrowings by Investment Funds are not subject to the Asset Coverage Requirement. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil, such as that experienced during late 2008. In general, the use of leverage by Investment Funds or the Fund may increase the volatility of the Investment Funds or the Fund. See “Types of Investments and Related Risks—Investment Related Risks—Leverage Utilized by the Fund” and “Types of Investments and Related Risks—Investment Related Risks—Leverage Utilized by Investment Funds.”

Risk Management and Monitoring of Investments

As noted above, unregistered investment funds typically have greater flexibility than traditional registered investment companies as to the types of securities the unregistered funds hold, the types of trading strategies used, and, in some cases, the extent to which leverage is used. The Investment Managers selected by the Fund have full discretion, without the Fund’s input, to purchase and sell securities and other investments for their respective Investment Funds consistent with the relevant investment advisory agreements or governing documents of the Investment Funds. The Investment Funds are generally not limited in the markets in which they invest, either by location or type, such as U.S. or non-U.S., large capitalization or small capitalization, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. These Investment Funds may invest and trade in a wide range of securities and other financial instruments and may pursue various investment strategies and techniques for both hedging and non-hedging purposes. Although the Investment Funds will primarily invest and trade in equity and debt securities, they may also invest and trade in equity-related instruments, currencies, financial futures, debt-related instruments, and any other instruments that are deemed appropriate by the relevant Investment Manager and permitted under the relevant Investment Fund’s governing documents. The Investment Funds may also sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. The use of one or more of these techniques may be an integral part of the investment program of an Investment Fund and involves certain risks. The Investment Funds may use leverage, which also entails risk. See “Types of Investments and Related Risks—Investment Related Risks—Leverage Utilized by Investment Funds.”

The Adviser monitors the risks of individual Investment Funds and of the portfolio in the aggregate. The primary goal of this process with respect to individual Investment Funds is to determine the degree to which the Investment Funds are performing as expected and to gain early insight into factors that might call for an increase or decrease in the allocation of the Fund’s assets among those Investment Funds. With respect to aggregate portfolio monitoring, the Adviser endeavors to monitor, to the best of its ability, the Fund’s aggregate exposures to various alternative investment strategies and to various aggregate risks. The Adviser may use futures, options, swaps or other instruments to balance the overall mix and/or manage risk, subject to certain limitations contained in the 1940 Act. Such derivatives may be based on various underlying instruments, including Investment Funds, individual securities, securities indices or interest rates. Such derivatives entail certain risks. See “Types of Investments and Related Risks—Special Investment Instruments and Techniques.”

The Adviser monitors the operation and performance of an Investment Fund as frequently as the Adviser believes is appropriate in light of the strategy followed by the Investment Manager and prevailing market conditions. The Adviser solicits such information from the Investment Manager and other sources, such as prime brokers, that the Adviser deems necessary to properly assess the relative success or failure of an Investment Fund. Prime brokers typically are large full-service brokerages that provide clients with research-related goods and services and support infrastructure to engage in various trading strategies. Morgan Stanley, as prime broker, may be privy to non-public information about the performance of an Investment Fund, which it generally would not disclose to the Adviser, the Fund or Shareholders without express permission to do so. Accordingly, Shareholders may not know important information that could result in a deterioration in the Fund’s performance notwithstanding that certain affiliates or entities within Morgan Stanley will have such information. The Adviser conducts reviews with Investment Managers and the Adviser’s network and analyses of data. Changes in leverage, personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors may be monitored, as appropriate and to the extent the information is available to the Adviser.

Based on the Adviser’s assessment of factors such as (i) the degree to which the Investment Manager is pursuing an investment strategy consistent with its stated policy; (ii) whether and to what degree the focus, incentives and investment strategy of the Investment Manager have changed; and (iii) whether the investment strategy employed remains consistent with the objectives of the Fund, the Adviser may periodically adjust the Fund’s allocations among Investment Funds.

The Fund’s investment program entails substantial risks. There can be no assurances that the investment objectives of the Fund (including its risk monitoring goals) will be achieved, and results may vary substantially over time. The Fund may consider it appropriate, subject to applicable laws and regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin, or leverage in the Fund’s investment program. Such investment techniques can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject. See “Types of Investments and Related Risks—Special Investment Instruments and Techniques.”

TYPES OF INVESTMENTS AND RELATED RISKS

General

The value of the Fund’s total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which the Fund invests. Discussed below are the investments generally made by Investment Funds and, where applicable, the Fund directly, and the principal risks that the Adviser and the Fund believe are associated with those investments. These risks will, in turn, have an effect on the Fund. The Fund invests substantially all its assets in Investment Funds. The Fund’s direct investments generally are limited to derivative investments to gain exposure to certain Investment Funds, such as total return swaps, options or futures. Additionally, in response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and affiliated or unaffiliated money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments pending the investment of assets in Investment Funds or to maintain the liquidity necessary to effect repurchases of Shares. When the Fund takes a defensive position or otherwise makes these types of investments, it may not achieve its investment objective.

Investment Related Risks

General Economic and Market Conditions. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or lack of liquidity, such as the general market conditions that have prevailed recently, could impair the Fund’s profitability or result in its suffering losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts are influenced by, among other things, interest rates; changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund also is subject to the risk of the failure of any exchanges on which its positions trade, of their clearinghouses, of any counterparty to an Investment Fund’s transactions or of any service provider to an Investment Fund (such as an Investment Fund’s “prime broker”). In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

Investment Funds are subject to the risk that trading activity in securities in which the Investment Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or a market sector or other factors. If trading in particular securities or classes of securities is impaired, it may be difficult for an Investment Fund to properly value any of its assets represented by such securities. In particular, since late 2007, the trading market for certain classes of securities (such as collateralized debt obligations backed by mortgages (especially subprime mortgages), asset-backed commercial paper issued by structured investment vehicles and auction rate preferred shares) has been dramatically impaired, resulting in greater difficulties valuing such securities for which a robust market previously had existed. For additional valuation risks to which Investment Funds may be subject, see “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Valuation.”

The deterioration of the credit markets since late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector during late 2008 have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship, the bankruptcy filing of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group, Inc., the election of Morgan Stanley and Goldman Sachs to be regulated as bank holding companies, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling.

The Fund may invest in Investment Funds that have substantial exposure to the securities of financial services companies. As a result of the foregoing events, numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Moreover, certain financial companies have avoided collapse due to intervention by the U.S. regulatory authorities (such as the Federal Deposit Insurance Corporation or the Federal Reserve System), but such interventions have often not averted a substantial decline in the value of such companies’ common stock. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue. Moreover, the legal or regulatory changes applicable to financial services companies may adversely affect such companies’ ability to return to previous levels of profitability. See “Other Risks—Legal and Regulatory Risks.”

In addition, the recent market turmoil and weakened position of many financial services companies have forced many such companies to reduce or terminate the credit they have extended to hedge funds, which has in turn forced many hedge funds to “deleverage” by selling large portions of their investments in a fairly short period of time. If an Investment Fund is required to deleverage in such fashion, its returns will likely be substantially reduced, and it may be forced to liquidate entirely if it cannot cover its outstanding indebtedness. See “Types of Investment and Related Risks—Investment Related Risks—Leverage Utilized by the Fund” and “Types of Investment and Related Risks—Investment Related Risks—Leverage Utilized by Investment Funds.”

The Fund may take a position in Investment Funds that invest in the publicly traded and privately placed equity or other securities of companies in the information technology and Internet sectors. These investments are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser. The public equity markets have in the past experienced significant price volatility, especially in the technology sector.

General Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that the Fund’s investment activities will be successful or that Shareholders will not suffer losses. To the extent that the portfolio of an Investment Fund is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Investment Manager of such Investment Fund is increased. Following below are some of the more significant specific risks that the Adviser and the Fund believe are associated with the Investment Funds’ styles of investing:

Equity Securities. Investment Funds may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment Funds also may invest in depositary receipts or shares relating to non-U.S. securities. See “Non-U.S. Securities.” Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. Investment Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. See “Smaller Capitalization Issuers.”

Short Sales. An Investment Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its Investment Manager believes possess volatility characteristics similar to those being hedged. An Investment Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Investment Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund’s short position will be available for purchase.

An Investment Fund may make “short sales against-the-box,” in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing-out short sales against-the-box.

On September 19, 2008, in response to spreading turmoil in the financial markets, the Securities and Exchange Commission (the “SEC”) temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. Various international regulatory bodies, including the United Kingdom’s Financial Services Authority, also promulgated restrictions on short selling at that time. The SEC’s temporary ban on short selling of such stocks has since expired, but similar restrictions and/or additional disclosure requirements may be promulgated at any time, especially if market turmoil persists. If Investment Funds are subjected to such new restrictions, they may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of Investment Funds to execute their investment strategies generally, especially if short selling is a fundamental element of their strategies. The SEC has subsequently adopted amendments to Regulation SHO under the Securities Exchange Act of 1934 that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security’s closing price as of the end of the prior day (“a short sale-related circuit breaker”). See “Types of Investments and Related Risks—Other Risks—Legal and Regulatory Risks.”

Bonds and Other Fixed Income Securities. Investment Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Investment Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government securities”) or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The duration of a fixed income security is an attempt to quantify and estimate how much the security’s price can be expected to change in response to changing interest rates. Accordingly, securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.

Investment Funds may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as junk bonds) and may invest in unrated fixed income securities. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Mortgage-Backed Securities. Investment Funds may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. An Investment Fund’s return may be reduced if prepayments occur and the Investment Fund is forced to reinvest at a lower interest rate. Prepayment rates can shorten or extended the average life of an Investment Fund’s mortgage securities. Rates of prepayment which are faster or slower than anticipated by an Investment Manager may reduce yields, increase volatility and/or cause an Investment Fund to lose NAV. Further, particular investments may underperform relative to hedges that the Investment Funds may have entered into for these investments, resulting in a loss to the Investment Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

The Investment Funds may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to an Investment Fund. So-called “subprime” mortgages (mortgage loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages) have experienced higher rates of delinquency, and such delinquencies have increased dramatically since 2007. These increased mortgage delinquencies have adversely impacted the market for mortgage-backed securities generally (including derivatives or other instruments linked to the value of such securities) and led to turmoil in the credit markets generally. In particular, holders of mortgage-backed securities have experienced great difficulty in valuing such securities in light of the dramatically reduced market for mortgage-backed securities. See “Types of Investments and Related Risks—Investment Related Risks—Highly Volatile Markets” and “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Valuation.”

Non-U.S. Securities. Investment Funds may invest in securities of non-U.S. issuers and in depositary receipts or shares (of both a sponsored and non-sponsored nature), such as American Depositary Receipts, American Depositary Shares, Global Depositary Receipts or Global Depositary Shares (referred to collectively as “ADRs”), which represent indirect interests in securities of non-U.S. issuers. Sponsored depositary receipts are typically created jointly by a foreign private issuer and a depositary. Non-sponsored depositary receipts are created without the active participation of the foreign private issuer of the deposited securities. As a result, non-sponsored depositary receipts may be viewed as riskier than depositary receipts of a sponsored nature. Non-U.S. securities in which Investment Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets. Investments in non-U.S. securities are subject to risks generally viewed as not present in the United States. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the lack of availability of financial information regarding a non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; less liquidity and more volatility in non-U.S. securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Moreover, governmental issuers of non-U.S. securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in non-U.S. countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and directors and protection of investors.

Other risks of investing in non-U.S. securities include the following:

Non-U.S. Exchanges. An Investment Fund may trade, directly or indirectly, futures and securities on exchanges located outside of the United States. Some non-U.S. exchanges, in contrast to U.S. exchanges, are “principal’s markets” in which performance is solely the individual member’s responsibility with whom the Investment Fund has entered into a commodity contract and not that of an exchange or clearinghouse, if any. In the case of trading on non-U.S. exchanges, an Investment Fund will be subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to contracts. Moreover, since there is generally less government supervision and regulation of non-U.S. exchanges, clearinghouses and clearing firms than in the United States, an Investment Fund is also subject to the risk of the failure of the exchanges on which its positions trade or of their clearinghouses or clearing firms, and there may be a high risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Non-U.S. Government Securities. An Investment Fund’s non-U.S. investments may include debt securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities and supranational entities. An Investment Fund may invest in debt securities issued by certain “supranational” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. An example of a supranational entity is the International Bank for Reconstruction and Development (commonly referred to as the “World Bank”).

Investment in sovereign debt of non-U.S. governments can involve a high degree of risk, including additional risks not present in debt obligations of corporate issues and the U.S. government. The issuer of the debt or the government authority that controls the repayment of sovereign debt may be unable or unwilling to repay the principal and/or interest when due in accordance with the terms of the debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor’s or governmental entity’s willingness or ability to repay principal and/or interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s or governmental entity’s policy toward international lenders, such as the International Monetary Fund, the political constraints to which a governmental entity may be subject, and changes in governments and political systems. At certain times, certain countries (particularly emerging market countries) have declared moratoria on the payment of principal and interest on external debt. Governmental entities may also depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Currencies. One or more Investment Funds may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. To the extent unhedged, the value of such Investment Fund’s assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of its investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Investment Fund makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of securities denominated in currencies other than the U.S. dollar and held by the Investment Fund in such securities’ respective local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the non-U.S. dollar securities of the Fund or such Investment Fund. In addition, some governments from time to time impose restrictions intended to prevent capital flight, which may for example involve punitive taxation (including high withholding taxes) on certain securities transfers or the imposition of exchange controls making it difficult or impossible to exchange or repatriate the local currency.

An Investment Fund may also incur costs in connection with conversion between various currencies. In addition, certain Investment Funds may be denominated in non-U.S. currencies. Subscription amounts contributed by the Fund for investment in such an Investment Fund will be converted immediately by the relevant Investment Manager from U.S. Dollars into the applicable foreign currency at the then applicable exchange rate determined by and available to the Investment Manager. In certain cases, depending on the applicable circumstances, the exchange rate obtained by the Investment Manager may be less advantageous to the Fund than other rates available to the Fund directly.

An Investment Fund may enter into foreign currency forward exchange contracts for hedging and non-hedging purposes in pursuing its investment objective. Foreign currency forward exchange contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Foreign currency forward exchange contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Foreign currency forward exchange contracts may also be used to attempt to protect the value of an Investment Fund’s existing holdings of non-U.S. securities. Imperfect correlation may exist, however, between an Investment Fund’s non-U.S. securities holdings and the foreign currency forward exchange contracts entered into with respect to those holdings. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet an Investment Fund’s investment objective, such as when the Investment Manager to an Investment Fund anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund’s investment portfolio.

Generally, Investment Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

European Economic Risk. European financial markets have recently experienced volatility and have been adversely affected by concerns about rising government debt levels, credit rating downgrades, and possible default on or restructuring of government debt. These events have affected the value and exchange rate of the euro. An Investment Fund’s investments in euro-denominated (or other European currency-denominated) securities also entail the risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. The governments of several member countries of the European Union (EU) have experienced large public budget deficits, which have adversely affected the sovereign debt issued by those countries and may ultimately lead to declines in the value of the euro.

It is possible that EU member countries that have already adopted the euro could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro would likely have an extremely destabilizing effect on all eurozone countries and their economies and negatively affect the global economy as a whole, which may have substantial and adverse effects on one or more Investment Funds and thus the Fund. In addition, under these circumstances, it may be difficult for an Investment Fund to value investments denominated in euros or in a replacement currency.

Leverage Utilized by the Fund. The Fund may borrow money in connection with its investment activities—i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility to fund investments in Investment Funds up to the limits of the Asset Coverage Requirement. The Fund may also borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments (i.e., to provide the Fund with temporary liquidity to acquire investments in Investment Funds in advance of the Fund’s receipt of redemption proceeds from another Investment Fund). The Fund expects to enter into a credit facility for such purposes soon after the date of this Prospectus.

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an Investment Fund purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil, such as that experienced during late 2008. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to redeem investments in Investment Funds at inopportune times, which may further depress the returns of the Fund.

The 1940 Act’s Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one-third of the value of its total assets (including the indebtedness). The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

In addition to borrowing money, the Fund may also incur economic leverage via the use of derivatives. These instruments may nevertheless, in some cases, involve significant risks of loss.

Leverage Utilized by Investment Funds. The Investment Funds may also utilize leverage in their investment activities. Specifically, some or all of the Investment Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. Investment Funds that utilize leverage are subject to the same risks as the Fund with respect to its use of leverage as set forth above, and may also be subject to the following additional risks: Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security’s value. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. In the event that an Investment Fund’s equity or debt instruments decline in value, the Investment Fund could be subject to a “margin call” or “collateral call,” under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund’s assets, the Investment Fund might not be able to liquidate assets quickly enough to pay off its borrowing. In the recent market turmoil (particularly during late 2008), numerous hedge funds have faced margin calls and been required to sell large portions of their investments in rapid fashion so as to meet these calls. In addition, the current market turmoil and weakened position of many financial services companies have forced many such companies to reduce or terminate the credit they have extended to hedge funds, which has in turn forced many hedge funds to deleverage in similar fashion. A substantial number of hedge funds have been forced to liquidate as a result. If an Investment Fund is required to deleverage in such fashion, its returns will likely be substantially reduced, and it may be forced to liquidate entirely if it cannot meet its margin calls or otherwise cover its outstanding indebtedness. In addition, legal and regulatory changes applicable to hedge funds and/or financial services companies generally may either force Investment Funds to deleverage or otherwise limit their ability to utilize leverage. See “Other Risks—Legal and Regulatory Risks.”

The Asset Coverage Requirement does not apply to Investment Funds. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Shares may be great.

In seeking “leveraged” market exposure in certain investments and in attempting to increase overall returns, an Investment Fund may purchase options and other synthetic instruments that may involve significant economic leverage and may, in some cases, involve significant risks of loss, especially in highly volatile market conditions such as those currently being experienced.

Smaller Capitalization Issuers. Investment Funds may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

Distressed Securities. Certain of the companies in whose securities the Investment Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. An Investment Fund’s investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Fund experiencing greater risks than it would if investing in higher rated instruments.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund has elected, and intends to qualify, to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.” In addition, the Adviser typically endeavors to limit the Fund’s investments in any one Investment Fund to no more than 15% of the Fund’s gross assets (measured at the time of purchase). An Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. The Fund intends to distribute at least annually all or substantially all of its net investment income as dividends to Shareholders; however, this policy may be changed at any time by the Fund.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund’s investment portfolio.

Purchasing Initial Public Offerings. The Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund’s investment in Investment Funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income. In addition, an investment in an initial public offering may have a disproportionate impact on the performance of an Investment Fund that does not yet have a substantial amount of assets. This impact on an Investment Fund’s performance may decrease as an Investment Fund’s assets increase.

Special Investment Instruments and Techniques

Investment Funds may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund’s investment objective. The Adviser, on behalf of the Fund, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. The Fund, and some or all of the Investment Funds, may invest in, or enter into, derivatives or derivatives transactions (“Derivatives”). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, interest rate, index or financial instrument. Derivatives entered into by an Investment Fund or the Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund or the Fund as a whole. Derivatives permit an Investment Manager or the Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on the performance of an Investment Fund or the Fund. The Adviser’s use of Derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or an Investment Fund’s underlying investments (for example, where an Investment Fund is concentrated in a given sector). The Adviser may enter into these types of Derivatives where, for example, an Investment Fund in which the Fund would like to invest does not have sufficient capacity for a direct investment on the part of the Fund. The Adviser may also enter into Derivatives to adjust market or risk exposure generally. The Fund does not expect to gain more than 25% of its total investment exposure via such Derivatives.

If an Investment Fund or the Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or the Fund or result in a loss. An Investment Fund or the Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Investment Fund or the Fund is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures. The Fund and the Investment Funds may utilize options and futures contracts and so-called “synthetic” options or other Derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund or the Investment Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund or an Investment Fund may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

The Fund and the Investment Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of the Fund or the Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund and the Investment Funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund or the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Investment Funds may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than U.S. markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, or the Fund or an Investment Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

Engaging in transactions in futures contracts involves risk of loss to the Fund or the Investment Fund that could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund or the Investment Funds to substantial losses. Successful use of futures also is subject to the Adviser’s or an Investment Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff may require the Adviser to segregate permissible liquid assets in connection with its options and commodities transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the Adviser’s ability otherwise to invest those assets.

Commodity Futures Contracts. Trading in commodity interests may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and an Investment Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent an Investment Fund from promptly liquidating unfavorable positions and could subject such Investment Fund and, therefore, the Fund to substantial losses. In addition, Investment Funds may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the “CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

Trading in commodity futures contracts and options is a highly specialized activity which may entail greater than ordinary investment or trading risks. The price of stock index futures contracts may not correlate perfectly with the movement in the underlying stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Successful use of stock index futures contracts by an Investment Fund also is subject to its Investment Manager’s ability to predict correctly movements in the direction of the market.

Under CFTC regulations, futures commission merchants (“FCMs”) are required to maintain a client’s assets in a segregated account. If a FCM used by an Investment Fund fails to properly segregate, the Investment Fund may be subject to a risk of loss of the margin on deposit with the FCM in the event of the FCM’s bankruptcy. In addition, under certain circumstances, such as the inability of another client of the FCM or the FCM itself to satisfy substantial deficiencies in such other client’s account, the Investment Fund may be subject to a risk of loss of its margin on deposit with its FCM, even if such margin funds are properly segregated. In the case of any such bankruptcy or other client loss, the Investment Fund might recover, even in respect of property specifically traceable to the Investment Fund, only a pro rata share of all property available for distribution to all of the FCM’s clients, and the Fund may suffer a loss as a result.

Non-U.S. Futures Transactions. Investment Funds may invest in non-U.S. commodity futures contracts and in options thereon. Non-U.S. futures transactions involve executing and clearing trades on a non-U.S. exchange. This is the case even if the non-U.S. exchange is formally “linked” to a U.S. exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No U.S. organization regulates the activities of a non-U.S. exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no U.S. regulator has the power to compel enforcement of the rules of the non-U.S. exchange or the laws of non-U.S. countries. Moreover, such laws or regulations will vary depending on the country in which the transaction occurs. For these reasons, Investment Funds which trade on non-U.S. exchanges may not be afforded certain of the protections which apply to U.S. commodity futures transactions, including the right to use U.S. alternative dispute resolution procedures. In particular, funds received from Investment Funds to margin non-U.S. futures transactions may not be provided the same protections as funds received to margin futures transaction on U.S. exchanges. In addition, the price of any non-U.S. futures or option contract, and therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the non-U.S. exchange rate between the time the order is placed and the non-U.S. futures contract is liquidated or the non-U.S. option contract is liquidated or exercised.

Possible Effects of Speculative Position Limits. The CFTC and the U.S. commodities exchanges have established limits referred to as “speculative position limits” on the maximum net long or short speculative futures positions that any person may hold or control in derivatives traded on U.S. commodities exchanges. All accounts owned or managed by a commodity trading adviser, its principals and their affiliates generally will be combined for position limit purposes. Because futures position limits allow a commodity trading advisor, its principals and their affiliates to control only a limited number of contracts in any one commodity, each Investment Manager and its principals and affiliates are potentially subject to a conflict among the interests of all accounts the Investment Manager and its principals and their affiliates control which are competing for shares of that limited number of contracts. Although each Investment Manager may be able to achieve the same or similar performance results with OTC substitutes for futures contracts, the OTC market may be subject to differing prices, lesser liquidity and greater counterparty credit risks than on U.S. commodities exchanges. Each Investment Manager may be required to reduce the size or number of positions that would otherwise be held for an Investment Fund or not trade in certain markets on behalf of the Investment Fund in order to avoid exceeding such limits. Modification of trades that would otherwise be made by an Investment Fund, if required, could adversely affect the Investment Fund’s operations and profitability. A violation of speculative position limits by an Investment Manager could lead to regulatory action materially adverse to an Investment Fund’s prospects for profitability.

The speculative position limits of the CFTC and U.S. commodities exchanges are subject to change. Any new or additional position limits imposed on an Investment Manager and its principal and affiliates may impact the Investment Fund’s ability to invest in a manner that most efficiently meets its investment objective

Forward Trading. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated: There is no limitation on daily price movements, and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by Investment Managers because of unusually high trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Managers would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, Investment Funds in which the Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Investment Managers trade, as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the Adviser will endeavor to select Investment Funds having Investment Managers which it believes will deal only with counterparties which are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

Call and Put Options on Securities Indices. The Fund or Investment Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Fund or the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Adviser’s or an Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Fund or an Investment Fund may enter into equity, interest rate, and index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund or an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund or an Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund or the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s or the Investment Fund’s risk of loss consists of the net amount of payments that the Fund or the Investment Fund contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Investment Manager in whose Investment Fund the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into one or more swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. The Fund may seek to achieve the same investment result through the use of other Derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other Derivatives as described above is unclear. Swap agreements and other Derivatives used in this manner may be treated as a “constructive ownership of the reference property,” which may result in a portion of any long-term capital gain being treated as ordinary income.

The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. To the extent that the Fund’s Derivatives are entered into for hedging purposes, the Adviser believes that such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Lending Portfolio Securities. Investment Funds may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued and Forward Commitment Securities. Investment Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

Restricted and Illiquid Investments. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. Investment Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund’s ability to liquidate an interest in an Investment Fund will likely be limited. The Fund is subject to certain Investment Funds’ initial lock-up periods beginning at the time of the Fund’s initial investment in an Investment Fund, during which the Fund may not withdraw its investment. In addition, certain Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds since late 2008). Investment Funds may also assess fees for redemptions or other withdrawals. The limited liquidity of these Investment Funds’ interests may adversely affect the Fund were it to have to sell or redeem such interests at an inopportune time. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-accounts within the Investment Funds in which certain assets (which generally are illiquid and/or hard to value) are held and segregated from the Investment Fund’s other assets until some type of realization event occurs. Side pockets thus have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the value of its investment in such Investment Fund could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Manager. In addition, if an Investment Fund establishes a side pocket prior to the Fund’s investing in the Investment Fund, the Fund may not be exposed to the performance of the Investment Fund’s assets held in the side pocket.

Counterparty Credit Risk. Many of the markets in which the Fund and the Investment Funds effect their transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund or an Investment Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Fund or Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections and require separately negotiated documentation, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund and the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Fund. In addition, the Fund and the Investment Funds are subject to the risk that a counterparty may be unable to settle a transaction due to such counterparty’s insolvency, inability to access sufficient credit, or other business factors.

Fixed Income and Convertible Bond Arbitrage. Fixed income arbitrage is an investment strategy which involves taking opposite positions in the market with respect to a bond in an effort to profit from small price discrepancies while limiting interest rate risk. Convertible bond arbitrage involves a similar concept with respect to convertible securities, in which an investor purchases convertible securities while simultaneously selling short the issuer’s common stock in an effort to profit from a potential inefficiency in the value of a convertible security relative to the issuer’s common stock. The success of the investment activities of an Investment Fund involved in fixed income and convertible bond arbitrage will depend on the ability of the Investment Fund to identify and exploit price discrepancies in the market. Identification and exploitation of market opportunities involve uncertainty. No assurance can be given that the Investment Fund will be able to locate investment opportunities or to exploit price discrepancies correctly. A reduction in the pricing inefficiency of the markets in which the Investment Fund will seek to invest will reduce the scope for the investment strategies of the Investment Fund. In the event that the perceived mispricings underlying the positions of the Investment Fund were to fail to materialize as expected by the Investment Fund, the Investment Fund could incur a loss. Fixed income and convertible bond arbitrage strategies often involve substantial amounts of leverage in an effort to reap large returns from small inefficiencies. If an Investment Fund utilizes substantial leverage in implementing such strategies, the impact on the volatility of, as well as the potential loss to, the Investment Fund and thus the Fund, could accordingly be substantial.

Other Instruments and Future Developments. An Investment Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized “synthetic” or derivative instruments, which will be subject to varying degrees of risk. In addition, an Investment Fund may take advantage of opportunities with respect to certain other “synthetic” or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

Risks of Fund of Hedge Funds Structure

The Investment Funds are not registered as investment companies under the 1940 Act. The Fund, as an investor in these Investment Funds, does not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. In addition, the Investment Managers of the Investment Funds often currently are not registered as investment advisers under the Advisers Act, though they may be required to register in the near future. See “Other Risks—Legal and Regulatory Risks.” Although the Adviser periodically receives information from each Investment Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. An Investment Fund may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. Investment Managers may change their investment strategies (i.e., may experience style drift) at any time. In addition, the Fund and the Adviser have no control over the Investment Funds’ investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Investment Manager in these areas. The performance of the Fund depends on the success of the Adviser in selecting Investment Funds for investment by the Fund and the allocation and reallocation of Fund assets among those Investment Funds.

The Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies. It is anticipated that the Investment Funds in which the Fund invests generally will maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Fund for its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use.

An investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. By investing in the Investment Funds via the Fund, an investor in the Fund bears a portion of the Adviser’s Management Fee and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, incentive fees and other expenses borne by the Fund as an investor in the Investment Funds. Each Investment Manager receives any incentive-based fees to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Manager with positive performance may receive compensation from the Fund, in the form of the asset-based fees, incentive-based fees and other expenses payable by the Fund as an investor in the relevant Investment Fund, even if the Fund’s overall returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares in an issuer that at the same time are being sold by another Investment Fund. Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result, which may result in the pursuit of opposing investment strategies or result in performance that correlates more closely with broader market performances. Because the Fund may make additional investments in or redemptions from Investment Funds only at certain times according to limitations set out in the governing documents of the Investment Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities or money market funds, among other similar types of investments.

Investment Funds may permit or require that redemptions of interests be made in kind. Upon its redemption of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause the Fund to dispose of these securities in a manner that is in the best interest of the Fund. The Fund may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Adviser to redeem assets from an Investment Fund that may have poor performance or for other reasons.

Other risks that the Adviser believes are associated with the Fund’s fund of hedge funds investment approach include:

Development and Implementation of Global Macro Trading Systems. Investment Managers may implement their global macro investment strategies via quantitative trading. In that connection, Investment Managers may employ quantitatively-based financial/analytical trading systems to aid in the selection of investments for an Investment Fund, to allocate investments across various asset classes and types and to determine the risk profile of the Investment Fund. The use of these trading systems in an Investment Fund’s investment and trading activities involves special risks, both in the development of the trading systems and in their implementation. The accuracy of the trading signals (i.e., indicators of when a trade may be desirable) produced by the trading systems is dependent on a number of factors, including without limitation the analytical and mathematical foundation of the trading systems, the accurate incorporation of such principles in a complex technical and coding environment, the quality of the data introduced into the trading systems and the successful deployment of the trading systems’ output into the investment process. Software development and implementation errors and other types of trading system or human errors are an inherent risk of employing complex quantitatively-based trading systems in investment and trading processes. Trading systems may operate or be operated erroneously. Such errors may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly gather and organize available data, and/or the failure to take certain hedging or risk reducing actions. These errors, including errors that appear in software codes from time to time, may be very hard to detect, may go undetected for long periods of time, or may never be detected. The degradation or impact caused by errors may be compounded over time. Such errors could, at any time, have a material adverse effect on the performance of an Investment Fund.

Other risks of such trading systems include:

Trading Systems with Discretion. Although an Investment Fund’s global macro trading strategies may be reliant on technology, discretionary decisions may be used on occasion within trading systems. There may be some trading systems where discretionary decisions are a large component of the trading system. Trade opportunities within such a trading system may be subject to qualitative scrutiny and modification or approval by Investment Managers before execution. Such discretionary trading decisions or modifications require the exercise of judgment by the Investment Managers. Investment Managers may, at times, decide to modify or not to make certain trades recommended by a trading system. Additionally, in an attempt to improve results and/or achieve other specified objectives, certain Investment Managers have the ability, under certain circumstances, to delay trading or to execute trades on behalf of an Investment Fund that are either not derived from any one of the trading systems or are based on instructions from the Investment Manager. There can be no assurance that the Investment Managers have or will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on the Investment Fund’s investments. Prices of the Investment Fund’s investments may be volatile and a variety of factors that are inherently difficult to predict may significantly affect the results of the Investment Fund’s, and thus the Fund’s, activities and the value of its investments.

Effectiveness of Trading Systems. The success of an Investment Fund’s investment and trading activities will depend, to some degree, on the effectiveness of the Investment Manager’s trading systems. There can be no assurance that the trading systems are currently effective or, if currently effective, that they will remain effective during the existence of the Investment Fund. Trading systems are generally back-tested, to the extent practicable, prior to implementation on the basis of historical data. For example, event driven strategies may not be capable of being back-tested. Even if all of the assumptions underlying the trading systems were met exactly, the trading systems can only make a prediction, not afford certainty. Changes in underlying market conditions can adversely affect the performance of trading systems. There is no guarantee that such trading systems will continue to be effective in changing market conditions, and past performance is no indication of future performance or returns. Further, most statistical procedures cannot fully match the complexity of the financial markets and, as such, results of their application are uncertain. Because the financial markets are constantly evolving, most trading systems eventually require replacement or enhancement. There is no guarantee that such replacement or enhancement will be implemented on a timely basis or that it will be successful. The use of a trading system that is not effective or not completely effective could, at any time, have a material adverse effect on the performance of an Investment Fund and thus the Fund.

Technological Failures. The successful deployment of an Investment Fund’s trading systems, the implementation and operation of these trading systems and any future trading systems, and various other critical activities of the Investment Managers could be severely compromised by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs and errors, malicious code such as “worms,” viruses, or “system crashes,” fire or water damage, or various other events or circumstances either within or beyond the Investment Manager’s control. Software bugs and errors, in particular, and their ensuing risks are an inherent part of technology-based analytics, systems and models. Any event that interrupts an Investment Manager’s computer and/or telecommunications operations could result in, among other things, the inability to establish, modify, liquidate, or monitor the Investment Fund’s investments and, for those and other reasons, could have a material adverse effect on the operating results, financial condition, activities and prospects of the Investment Fund and thus the Fund.

Valuation. Certain securities and other financial instruments in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers. Such a valuation generally will be conclusive with respect to the Fund, even though an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation. In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from an Investment Fund. In addition, the net asset values or other valuation information received by the Adviser from the Investment Funds will typically be estimates only, subject to revision through the end of each Investment Fund’s annual audit. Revisions to the gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the annual audit of each Investment Fund is completed.

Securities Believed to Be Undervalued or Incorrectly Valued. An Investment Manager may invest in securities that an Investment Manager believes are fundamentally undervalued or incorrectly valued, but such securities may not ultimately be valued in the capital markets at prices and/or within the timeframe the Investment Manager anticipates. As a result, the Fund may lose all or substantially all of its investment in an Investment Fund in any particular instance.

Investment Funds’ Turnover Rates. The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund has no control over this turnover. As a result, it is anticipated that a significant portion of the Fund’s income and gains, if any, may be derived from ordinary income and short-term capital gains. In addition, the redemption by the Fund of its interest in an Investment Fund could involve expenses to the Fund under the terms of the Fund’s investment with that Investment Fund.

Investment Managers May Have Limited Capacity to Manage Additional Fund Investments. Certain Investment Managers’ trading approaches presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager’s approach can accommodate without risking a potential deterioration in returns. As a result, an Investment Manager may refuse to manage some or all of the Fund’s assets that the Adviser seeks to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Fund, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Investment Manager.

Dilution. If an Investment Manager limits the amount of capital that may be contributed to an Investment Fund from the Fund, or if the Fund declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for the Fund from the Investment Fund.

Investments in Non-Voting Stock; Inability to Vote. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Investment Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in an Investment Fund in non-voting form. Additionally, in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an

Investment Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Fund and other clients of the Adviser. To limit its voting interest in certain Investment Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. Other investment funds or accounts managed by the Adviser may also waive their voting rights in a particular Investment Fund. Subject to the oversight of the Fund’s Board of Trustees, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Adviser in the particular Investment Fund. These voting waiver arrangements may increase the ability of the Fund to invest in certain Investment Funds. However, to the extent the Fund contractually foregoes the right to vote the securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the interestholders of the Investment Fund, including matters adverse to the Fund’s interests. This restriction could diminish the influence of the Fund in an Investment Fund, as compared to other investors in the Investment Fund (which could include other investment funds or accounts managed by the Adviser, if they do not waive their voting rights in the Investment Fund), and adversely affect the Fund’s investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on Shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

OTHER RISKS

Investing in the Fund involves risks other than those associated with investments made by Investment Funds, including those described below:

Limited Operating History. The Fund is a recently organized non-diversified, closed-end management investment company with little operating history that investors can use to evaluate its investment performance. In addition, Investment Funds and/or Investment Managers with whom the Fund may invest may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Performance Incentive Arrangements. Each Investment Manager may receive a performance or incentive fee of generally 20% to 30% of net profits of the Investment Fund that it manages. These performance incentives may create an incentive for the Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive fee. In addition, these performance incentives will be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by an Investment Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Investment Funds, the investing Investment Funds likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Correlation. While the Investment Adviser generally seeks to invest the Fund’s assets in Investment Funds which are deemed likely to have limited correlations among each other or with fixed income or equity indices, there can be no assurance that the Adviser’s expectations regarding such limited correlations will prove correct. Investment Funds’ correlations among each other or with fixed income or equity indices may be much higher in times of general market turmoil such as those experienced recently (particularly during late 2008).

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Fund and any interest in the Investment Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may, as determined by the Fund, repurchase Shares held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•

the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

•

ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•

the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the Bank Holding Company Act, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares; or

•	the Fund or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. No Shareholder is permitted to transfer his, her or its Shares without the consent of the Fund. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be 95 days prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund up to 85 days prior to the Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Shares in the Fund. In addition, the Fund is subject to certain Investment Funds’ initial lock-up periods beginning at the time of the Fund’s initial investment in an Investment Fund, during which the Fund may not withdraw its investment. In addition, certain Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds since late 2008). During such periods, the Fund thus may not be able to liquidate its holdings in such Investment Funds in order to meet repurchase requests. In addition, should the Fund seek to liquidate its investment in an Investment Fund that maintains a side pocket, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner. See “Redemptions, Repurchases and Transfers of Shares.”

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain Investment Funds, the Fund will thereafter hold a larger proportion of its assets in the remaining Investment Funds, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining Investment Funds may not reflect the Adviser’s ideal judgments as to the desired portfolio composition of the Fund’s Investment Funds, in that the Fund’s performance may be tied to the performance of fewer Investment Funds and/or may not reflect the Adviser’s judgment as to the Fund’s optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund receives requests to repurchase substantial amounts of Shares, and may have a material adverse effect on the Fund’s ability to achieve its investment objective and the value of the Shares. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Adviser expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of portfolio companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than if the Fund’s exposure was broadly diversified amongst Investment Funds pursuing various investment strategies. However, the Adviser typically endeavors to limit the exposure to any one type of investment strategy to less than 35% of the Fund’s gross assets (measured over time and subject to underlying Investment Fund liquidity constraints).

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund has elected to, and intends to meet the requirements necessary to, qualify as a “regulated investment company” or “RIC” under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Investment Funds in which the Fund is invested.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Investment Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in an Investment Fund only at certain times specified by the governing documents of each respective Investment Fund. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a redemption from an Investment Fund referred to above may limit utilization of this cure period.

If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund’s Shares and the amount of the Fund’s distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “Tax Aspects” below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund’s nondistributed amounts.

In addition, the Fund invests in Investment Funds located outside the U.S. Such Investment Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund’s investment in such Investment Funds. See “Tax Aspects.”

Legal and Regulatory Risks. Legal and regulatory changes could occur during the term of the Fund, which may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of hedge fund managers, including requirements for such managers to register as investment advisers under the Advisers Act, and to disclose various information to regulators about the positions, counterparties and other exposures of the hedge funds managed by such managers.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the over-the-counter derivatives markets for the first time in the U.S. Provisions in the new law include: new registration requirements with the SEC and/or the CFTC, recordkeeping, capital, and margin requirements for “swap dealers” and “major swap participants” as determined by the new law and applicable regulations, and the requirement that certain standardized over-the-counter derivatives be executed in regulated markets and submitted for clearing through regulated clearinghouses. Over-the-counter derivatives transactions traded through clearinghouses will be subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Regulators also have discretion to set margin requirements for over-the-counter derivative transactions that do not take place through clearinghouses. Over-the-counter derivatives dealers will be required to post margin to the clearinghouses through which they clear their customer trades instead of using such margin in their operations as they are currently permitted to do. This will increase the dealers’ costs and may be passed through to other market participants, such as an Investment Fund, in the form of higher fees or spreads and less favorable dealer valuations.

The CFTC, along with the SEC and other U.S. federal regulators, has been tasked with developing the rules and regulations enacting the provisions noted above. The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the ability of an Investment Fund and, in turn, the Fund, to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on an Investment Fund or its counterparties may impact an Investment Fund’s ability to invest in a manner that most efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of the Investment Fund’s investments and doing business. See “Types of Investments and Related Risks—Special Investment Instruments and Techniques—Possible Effects of Speculative Position Limits.”

The implementation of the Dodd-Frank Act will occur based on the adoption of various regulations and reports to be prepared by various agencies over a period of time. It is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on Investment Funds and/or Investment Managers and, in turn, the Fund, the markets or instruments in which Investment Funds invest or the counterparties with whom Investment Funds conduct business. The effect of the Dodd-Frank Act or other regulatory change on the Fund and/or Investment Funds, while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of Investment Funds that utilize short selling. See “Types of Investments and Related Risks—Investment Related Risks—Short Sales.” Certain tax risks associated with an investment in the Fund are discussed in “Tax Aspects.”

The Investment Adviser, on behalf of the Fund, has claimed a temporary exemption from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”). Therefore, neither the Fund nor the Investment Adviser (with respect to the Fund) is currently subject to registration or regulation as a commodity pool or CPO under the CEA. When the temporary exemption expires, to the extent the Fund is not otherwise eligible to claim an exclusion from regulation by the CFTC, the Fund will operate subject to CFTC regulation. If the Investment Adviser and Fund become subject to CFTC regulation, as well as related National Futures Association rules, the Fund may incur additional compliance and other expenses.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Trustees provides broad oversight over the operations and affairs of the Fund. A majority of the Fund’s Trustees is comprised of persons who are independent trustees.

Morgan Stanley AIP GP LP serves as the Fund’s investment adviser, subject to the ultimate supervision of, and any policies established by, the Fund’s Board of Trustees, pursuant to the terms of an investment advisory agreement with the Fund (the “Investment Advisory Agreement”).

Under the terms of an Investment Advisory Agreement dated as of July 1, 2008, the Investment Adviser allocates the Fund’s assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Investment Adviser may reallocate the Fund’s assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Trustees. The Investment Adviser has entered into a sub-advisory agreement with Morgan Stanley Investment Management Limited. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Investment Adviser and the Fund’s officers and Board of Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

A discussion of the factors considered by the Fund’s Board of Trustees in approving the continuance of the Advisory Agreement is set forth in the Fund’s semi-annual report to its shareholders for the fiscal period ending June 30, 2012. A description of the factors considered by the Fund’s Board of Trustees in approving the Sub-Advisory Agreement will be set forth in the Fund’s semi-annual report to shareholders for the six months ending June 30, 2013.

The Investment Adviser was formed as a limited partnership under the laws of the State of Delaware on November 10, 2000. The Sub-Adviser is a company incorporated under the laws of England. Each of the Investment Adviser and Sub-Adviser is a registered investment adviser under the Advisers Act. Each of the Investment Adviser and Sub-Adviser currently serves, and may in the future serve, as an investment adviser and/or sub-adviser of other registered and unregistered private investment companies. The offices of the Investment Adviser are located at 100 Front Street, Suite 400, West Conshohocken, Pennsylvania 19428-2881, and its telephone number is (610) 260-7600. The offices of the Sub-Adviser are located at 25 Cabot Square, Canary Wharf, London E14-4QA, England and its telephone number is +44 207-425-8700.

Management Team

The personnel of the Adviser principally responsible for management of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these contacts, the Fund should have access to a large number of Investment Funds from which to select.

The personnel of the Adviser who have primary responsibility for management of the Fund are:

Mustafa A. Jama. Mr. Jama is a Managing Director of Morgan Stanley Investment Management Inc. (“MSIM”). Effective February 2005, Mr. Jama began serving as Chief Investment Officer and Head of Morgan Stanley AIP Fund of Hedge Funds of Morgan Stanley AIP and, since 2004, he has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2010. Prior to joining MSIM in January 2004, he was with Glenwood Capital Investments where he was a senior investment professional and a member of its Investment Committee. Previously, he was a portfolio manager at Deutsche Asset Management in its hedge fund group, focusing on long/short equity, fixed income, and convertible arbitrage strategies. He holds an M.B.A. from Harvard Business School and a B.S. in civil engineering from Southern University.

Lawrence Berner. Mr. Berner is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2010. Mr. Berner joined the Morgan Stanley AIP Fund of Hedge Funds team in April 2006 as an investment analyst, focusing on credit and event driven strategies including merger arbitrage, equity special situations, credit arbitrage, capital structure arbitrage and distressed investing. Mr. Berner has ten years of relevant industry experience. Before joining AIP, Mr. Berner was an analyst at Man-Glenwood Capital Investments for six years where he was responsible for hedge fund manager selection, portfolio construction and quantitative analysis. Prior to Man-Glenwood, he was a risk analyst at ABN Amro, focusing on fixed income and foreign exchange derivatives. Before that, he was a commodities research analyst at Salomon Smith Barney. Mr. Berner received both a B.S. in computer science and a B.A. in mathematics from the University of Texas, Austin. He also received an M.S. in financial mathematics from The University of Chicago. Mr. Berner holds the Chartered Financial Analyst designation.

Paresh Bhatt. Mr. Bhatt is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2010. He was promoted to portfolio manager in July 2004 after having served as a Research Analyst since he joined MSIM in May 2003. Prior to joining MSIM, he was a Senior Investment Analyst with SEI Investments where he managed multi-manager global equity and Europe, Australia and Far East (EAFE) portfolios as well as led due diligence activities on institutional quality funds of hedge funds. Prior to joining SEI Investments, he was an Equity Analyst for Granite Associates where he conducted equity research in the technology, media and telecom sector and monitored hedge fund investments. He has also held positions at Lehman Brothers and Bankers Trust, where he focused on credit risk management of derivatives portfolios. Mr. Bhatt began his career with the Federal Reserve Board. Mr. Bhatt holds an M.B.A. from the Wharton School in Finance and a B.A. in Economics from Union College.

José F. González-Heres. Mr. González-Heres is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2010. He was promoted to Portfolio Manager in 2004 after having served as Senior Research Analyst since 2001. Prior to joining MSIM, he served as Chief Executive Officer of Suggestionator, Inc., a privately held software company. Mr. González-Heres has also worked as an Investment Banker in the Public Finance departments of Bear, Stearns & Co., Inc. and Prudential Securities Inc. Prior to his investment banking positions, Mr. González-Heres worked at IBM Corporation in Engineering, Sales, Marketing and Consulting and at IBM Credit Corporation in its Corporate Finance Department. While at IBM, he earned a U.S. and international patent for his work on algorithms. Mr. González-Heres is a past Board Member of the City of Boca Raton and Florida’s Telecommunications Advisory Board. He holds an M.B.A. from the Yale University School of Management in Finance and Investments and a B.S. in Electrical Engineering from Northwestern University.

Jarrod Quigley. Mr. Quigley is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since January 2010. Previously he was an investment analyst at Morgan Stanley AIP since he joined MSIM in 2004, focusing on multi-strategy, convertible bond arbitrage, and other relative value strategies. Before joining Morgan Stanley AIP, Mr. Quigley was in the investment banking department at A.G. Edwards, where he was involved in corporate finance and acquisitions for the financial institutions group. Mr. Quigley received a B.S. in business management from Babson College and holds the Chartered Financial Analyst designation.

Eric Stampfel. Mr. Stampfel is an Executive Director of MSIM and a portfolio manager for the Morgan Stanley AIP Fund of Hedge Funds team, focusing on the long/short equity strategy. Mr. Stampfel is also a member of the Investment Committee. He joined Morgan Stanley in 2010 and has 15 years of relevant industry experience. Previously, he was vice president and global head of long/short equity at Ivy Asset Management. Prior to that, he was a senior equity analyst at Cambium Capital Management and a senior equity analyst at Kingdon Capital Management where he focused on long/short stock selection. Mr. Stampfel received a B.S. in accounting from Villanova University. He is a member of the New York Society of Security Analysts and an affiliate member of the Market Technicians Association. He holds both the Chartered Alternative Investment Analyst and the Chartered Financial Analyst designations.

Radha Thillainatesan. Ms. Thillainatesan is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since February 2013. She was promoted to Portfolio Manager after having served as investment analyst for the Morgan Stanley AIP Fund of Hedge Funds group, focusing on systematic strategies. She joined Morgan Stanley AIP in 2006 and has 11 years of industry experience. Prior to joining the firm, Ms. Thillainatesan was a hedge fund analyst in the fund of hedge funds group at Larch Lane Advisors. Previously, she was a research assistant at the Center for Research in Neuroscience, Montreal. Ms. Thillainatesan received a B.S. in physiology from McGill University and an M.S. in mathematics from New York University. Ms. Thillainatesan holds the Chartered Financial Analyst designation.

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception in 2010. He was promoted to portfolio manager in September 2006 after having served as an investment analyst since he joined MSIM in September 2004. Mr. van der Zwan has more than 11 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $40 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Shares in the Fund.

The Adviser is an affiliate of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The firm has relationships with many users and providers of capital, and the Adviser has access to the firm’s talent, ideas, unique opportunities and resources. Morgan Stanley has one of the largest global asset management organizations of any full-service securities firm, with total assets under management and supervision as of March 31, 2013 of approximately $ 341.5 billion for a large and diversified group of corporations, governments, financial institutions and individuals. Morgan Stanley serves many interests in addition to the Fund, which creates certain risks and possibilities of adverse effects on investors in the Fund. See “Conflicts of Interest.”

FUND EXPENSES

The Investment Adviser bears all of its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Investment Managers. As described below, however, the Fund bears all other expenses related to its investment program. The Investment Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Fund’s expenses.

Expenses borne by the Fund (and thus indirectly by Shareholders) include:

•

all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds, including any fees and expenses charged by the Investment Managers of the Investment Funds (including management fees, performance or incentive fees and redemption or withdrawal fees, however titled or structured), all costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, including its investments in Investment Funds (whether or not consummated), and enforcing the Fund’s rights in respect of such investments, transfer taxes and premiums, taxes withheld on non-U.S. dividends, fees for data and software providers, research expenses, professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts) and, if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	any non-investment related interest expense;

•	attorneys’ fees and disbursements associated with preparing and updating the Fund’s registration statement and with reviewing potential investments to be made in Investment Funds;

•	fees and disbursements of any accountants engaged by the Fund, and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information;

•	fees paid and out-of-pocket expenses reimbursed to the Administrator;

•	recordkeeping, custody and transfer agency fees and expenses;

•	the costs of errors and omissions/Trustees’ and officers’ liability insurance and a fidelity bond;

•	the Management Fee;

•	the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•	fees of Trustees who are not “interested persons” and travel expenses of Trustees relating to meetings of the Board of Trustees and committees thereof;

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all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; and

•	any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund’s organizational documents.

The Investment Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

The Investment Adviser bore the Fund’s organizational costs of approximately $40,002 in the first twelve months of the Fund’s operations. The Fund has incurred initial offering costs of approximately $537,998. The Fund’s offering costs were capitalized and amortized over the 12 month period ending April 30, 2011. The Fund also bears certain ongoing offering expenses associated with the Fund’s continuous offering of Shares (mostly printing expenses). Offering expenses cannot be deducted by the Fund or the Shareholders.

“Extraordinary expenses” are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Managers generally assess asset-based fees to, and receive incentive-based fees from, the Investment Funds (or their investors), which effectively will reduce the investment returns of the Investment Funds. These expenses and fees will be in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive fees to the Investment Managers.

MANAGEMENT FEE

In consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Fund pays the Investment Adviser the Management Fee, monthly, at the rate of 0.125% (1.50% on an annualized basis) of the value of the Fund’s month end net assets. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased by the Fund as of the end of the month), and is due and payable in arrears within five business days after the end of the month. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

CALCULATION OF NET ASSET VALUE

The value of the Fund’s net assets is determined as of the close of the Fund’s business at the end of each month in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board of Trustees. The Board of Trustees has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the value provided to the Fund by the Investment Funds’ Investment Managers from time to time, usually monthly. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. Because most Investment Managers will provide the Fund with their determinations of the month-end net asset value of their Investment Funds after the relevant month-end, the Fund expects to calculate its month-end net asset value and net asset value per Share within 15 business days following the relevant month-end. This information will be available to Shareholders upon request. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board of Trustees provide that the Adviser will review the valuations provided by the Investment Managers to the Investment Funds, neither the Adviser nor the Board of Trustees will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited). Accordingly, the valuations of the Investment Manager generally will be relied upon by the Fund, even though an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager’s compensation.

The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or the Board of Trustees will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager of an Investment Fund does not represent the fair value of the Fund’s interest in the Investment Fund. Although redemptions of investments in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Trustees, in the absence of specific transaction activity in the investment in a particular Investment Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemption, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it was appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board of Trustees.

The valuations reported by the Investment Managers of the Investment Funds, upon which the Fund calculates its month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to net asset value of an Investment Fund adversely affect the Fund’s net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Investment Funds, the Fund will generally value such assets as described below.

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U.S. exchange listed and NASDAQ traded equity securities (other than options) will be valued at their closing sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Trustees.

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Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board of Trustees will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Trustees to represent fair value.

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If, in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee to instead adopt procedures to be used by the Adviser, if so delegated by the Board of Trustees and in accordance with procedures adopted by the Board of Trustees, to value the security at fair value, subject to the oversight of the valuation committee.

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All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service compiled as of 12:00 noon, New York time. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Trustees.

In general, fair value represents a good faith determination of the current value of an asset (or, with regard to a short sale, a liability) and will be used when there is no public market or possibly no market at all for the asset (or, with regard to a short sale, the liability). The fair values of one or more assets (or, with regard to short sales, liabilities) may not be the prices at which those assets (or, with regard to short sales, liabilities) are ultimately sold. In such circumstances, the Adviser and/or the Board of Trustees will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

The Adviser or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets (or, with regard to short sales, all liabilities), including assets (or, with regard to short sales, liabilities) carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board of Trustees, the Adviser, or Investment Managers to the Investment Funds should prove incorrect. Also, Investment Managers to the Investment Funds will only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

CONFLICTS OF INTEREST

As a diversified global financial services firm, Morgan Stanley, an affiliate of the Adviser, engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities. In the ordinary course of business, Morgan Stanley engages in activities in which Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund or the Shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Adviser can give no assurance that any conflicts of interest will be resolved in favor of the Fund or the Shareholders.

Transactions by Morgan Stanley—Morgan Stanley may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Fund. Such an opportunity could include a business that competes with the Fund or an Investment Fund in which the Fund has invested or proposes to invest.

From time to time, Morgan Stanley may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Fund. Due to the conflicts of interest involved and in accordance with applicable law, the Adviser will not make any investment for the Fund in any Investment Fund that is managed by an affiliate of the Adviser. Accordingly, there may be investments that are unavailable to the Fund due to the manager’s affiliation with Morgan Stanley. Further, in the event that Morgan Stanley acquires a business or investment manager that is a manager of any Investment Fund, the Adviser may need to liquidate any investment by the Fund in an Investment Fund managed by such affiliated investment manager.

In addition, Morgan Stanley may have other relationships with Investment Funds or Investment Managers which may not result in Morgan Stanley directly or indirectly controlling, being controlled by, or being under common control with, such Investment Funds or Investment Managers. These relationships may include distribution or intermediary relationships with Investment Funds, strategic or principal investments in Investment Funds or their Investment Managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Fund may invest in one or more such Investment Funds or with one or more such Investment Managers. In such circumstances, the management fee and the incentive fee or allocation charged by any such Investment Fund or Investment Manager may still apply.

Compensation for Services—Morgan Stanley may seek to perform investment banking and other financial services for, and will receive compensation from, Investment Funds, the sponsors of Investment Funds, companies in which Investment Funds invest, or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees, financing or commitment fees and brokerage fees. Investment banking and other financial services compensation will not be shared with the Fund or Shareholders and may be received before the Fund realizes a return on its investment. Morgan Stanley may have an incentive to cause investments to be made, managed or realized in seeking to advance the interests of a client other than the Fund or its Shareholders or to earning compensation. Morgan Stanley may also act as prime broker for Investment Funds.

Morgan Stanley’s Asset Management Activities—Morgan Stanley conducts a variety of asset management activities, including sponsoring unregistered investment funds as well as other investment funds registered under the 1940 Act and in that capacity is subject to the 1940 Act and its regulations. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. Morgan Stanley’s investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunities or pursue investment strategies counter to each other.

Morgan Stanley’s Prime Brokerage and Administrative Activities—Certain Morgan Stanley affiliates may provide brokerage, administrative and other services from time to time to one or more accounts or entities managed by the Investment Managers of Investment Funds or their affiliates. A Morgan Stanley affiliate, as prime broker to an Investment Fund, may be a secured lender to the Investment Fund and, as such, may protect its own interest by foreclosing on fund assets, notwithstanding that such foreclosure may be adverse to the interest of investors in the Investment Fund. In addition, Morgan Stanley, as prime broker or administrator, may be privy to non-public information about the performance of the Investment Fund, which it generally would not disclose to the Adviser, the Fund or Shareholders without express permission to do so. Accordingly, Shareholders may not know important information that could result in a deterioration in the Fund’s performance notwithstanding that certain affiliates or entities within Morgan Stanley will have such information.

Morgan Stanley affiliates may provide prime brokerage and other brokerage services to the Investment Funds in compliance with applicable law. The Investment Funds may, to the extent permissible, and in compliance with applicable law, sell securities to or purchase securities from Morgan Stanley affiliates as counterparty. Morgan Stanley affiliates may create, write, or issue derivative instruments with respect to which the counterparty is an Investment Fund or the performance of which is based on the performance of an Investment Fund. Morgan Stanley affiliates may keep any profits, commissions, and fees accruing to it in connection with its activities for itself and other clients, and the Management Fees from the Fund to the Adviser will not be reduced thereby. The Investment Funds will pay market rate commissions or fees in respect of such transactions.

The Morgan Stanley affiliates may have an interest in an account managed by, or enter into relationships with, an Investment Manager of an Investment Fund or its affiliates on terms different from those of an interest in the Fund. In addition, the Investment Managers of Investment Funds may receive research products and services in connection with the brokerage services that Morgan Stanley affiliates may provide from time to time to one or more Investment Funds or other accounts of such Investment Managers.

Morgan Stanley and its affiliates, including their officers, directors, principals, partners, members, or employees, may have banking and investment banking relationships with the issuers of securities that are held by the Investment Funds or by the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, the Adviser does not obtain or use material inside information acquired by any division, department, or affiliate of Morgan Stanley in the course of those relationships. In addition, Morgan Stanley affiliates may provide brokerage, placement, investment banking and other financial or advisory services from time to time to one or more accounts or entities managed by the Investment Managers or their affiliates, including the Investment Funds, and receive compensation for providing these services. These relationships could preclude the Fund from engaging in certain transactions and could constrain the Fund’s investment flexibility.

As part of its investment management process with respect to the Fund, the Adviser performs operational due diligence on, and periodically monitors, the operational control environment of the Investment Managers. See “Investment Program—Investment Selection.” The Adviser has arrangements in place to provide similar operational due diligence and monitoring services to certain of its affiliates and other third parties. In some cases, the Adviser charges a fee for this service.

Voting Rights in Investment Funds—From time to time, an Investment Fund may seek the approval or consent of its investors in connection with certain matters relating to the Investment Fund. In such a case, the Adviser has the right to vote in its sole discretion the Fund’s interest in the Investment Fund. The Adviser considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Adviser and its affiliates, on the one hand, and the Investment Managers and affiliates of the Investment Funds, on the other hand, other than as a result of the Fund’s investment in an Investment Fund. As a result of these existing business relationships, the Adviser may face a conflict of interest acting on behalf of the Fund and its Shareholders. See “Proxy Voting.”

The Fund may, for regulatory reasons, limit the amount of voting securities it holds in any particular Investment Fund and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. The Fund’s lack of ability to vote may result in a decision for an Investment Fund that is adverse to the interests of the Shareholders. In certain circumstances, the Fund may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws. See “Types of Investments and Related Risks—Risks of Fund of Hedge Funds Structure—Investments in Non-Voting Stock; Inability to Vote.”

Client Relationships—Morgan Stanley and its affiliates have existing and potential relationships with a significant number of sponsors and managers of Investment Funds, corporations and institutions. In providing services to its clients and the Fund, Morgan Stanley may face conflicts of interest with respect to activities recommended to, or performed for, such clients, on the one hand, and the Fund, the Shareholders and/or the Investment Funds, on the other hand. Morgan Stanley may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Fund, whether to or from a Morgan Stanley client, and in connection with the consideration offered by, and obligations of, such Morgan Stanley client in such transactions. In such cases, Morgan Stanley will owe fiduciary duties to the Morgan Stanley client that may make Morgan Stanley’s interest adverse to that of the Fund. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

Diverse Membership; Relationships with Shareholders—The Shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Investment Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund’s investments and other factors may result in different returns being realized by different Shareholders. Conflicts of interest may arise in connection with decisions made by the Adviser, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders’ individual tax situations. In selecting Investment Funds for the Fund, the Adviser considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any Shareholder individually.

Brokerage Activities—Morgan Stanley will be authorized to engage in transactions in which it acts as a broker for the Fund and for another person on the other side of the transaction. In any such event, Morgan Stanley may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. Morgan Stanley may also act as agent for the Fund, Investment Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Fund, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Fund sold its securities separately from Morgan Stanley’s other clients.

Regulation as a Bank Holding Company—In September 2008, Morgan Stanley elected to be regulated as a Bank Holding Company (“BHC”) under the U.S. Bank Holding Company Act of 1956, as amended (the “BHCA”), and the Federal Reserve granted Morgan Stanley’s application for financial holding company (“FHC”) status under the BHCA. FHC status is available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs.

The activities of BHCs and their affiliates are subject to certain restrictions imposed by the BHCA and related regulations. Certain BHCA regulations may require aggregation of the positions owned, held, or controlled by Morgan Stanley and its affiliates (including without limitation the Adviser) in client and proprietary accounts with positions held by the Fund (and, in certain instances, one or more Investment Funds). Moreover, Morgan Stanley may cease in the future to qualify as an FHC, which in either case may subject the Fund to additional restrictions or may cause the Adviser to recommend that the Board of Trustees vote to dissolve the Fund. Additionally, there can be no assurance that the bank regulatory requirements applicable to Morgan Stanley and the Fund will not change, or that any such change will not have a material adverse effect on the Fund.

Related Funds—Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments by the Fund in Investment Funds, and investments by other funds advised by the Adviser, or sponsored or managed by Morgan Stanley, in the same Investment Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Adviser or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Adviser or an affiliate may determine that an investment in an Investment Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Adviser, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest in a particular Investment Fund.

Management of the Fund—Personnel of the Adviser or its affiliates will devote such time as the Adviser, the Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Adviser and its affiliates will also work on other projects for Morgan Stanley and its other affiliates (including other clients served by the Adviser and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

PURCHASES OF SHARES

Purchase Terms

The Fund may accept initial and additional purchases of Shares as of the first business day of each calendar month. The investor must submit a completed application form eight business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds four business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Investment Funds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Types of Investments and Related Risks—Other Risks—Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

The minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $50,000.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Eligible Investors

Each investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of both (i) an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act and (ii) a “qualified client” as defined in Rule 205-3(d)(1) under the Advisers Act. Investors who are both “accredited investors” and “qualified clients” are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. Any other registered investment adviser (a “RIA”) who offers Shares may impose additional eligibility requirements on investors who purchase Shares through such RIA. See “Plan of Distribution.”

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on those terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, as of the immediately preceding business day). Each repurchase offer will generally commence approximately 125 days prior to the applicable repurchase date. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with redeeming or otherwise withdrawing from Investment Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the availability of information as to the value of the Fund’s Shares in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s net asset value per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Shares from Shareholders by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares.

Shares will be repurchased by the Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the month in which the repurchase occurs—i.e., the accrued Management Fee for the month in which Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund shares.

In light of liquidity constraints associated with the Fund’s investments in Investment Funds and the fact that the Fund may have to effect redemptions from Investment Funds in order to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

•	Each repurchase offer will generally commence approximately 125 days prior to the applicable repurchase date. A Shareholder choosing to tender Shares for repurchase must do so by the applicable deadline, which generally will be 95 days before the date as of which Shares are to be repurchased (the “Notice Date”). Shares will be valued as of the Valuation Date, which is generally expected to be March 31, June 30, September 30 or December 31 (or, if such day is not a business day, as of the immediately preceding business day). Tenders will be revocable upon written notice to the Fund up to 85 days prior to the Valuation Date (such deadline for revocation being the “Expiration Date”). If a repurchase offer is extended, the Expiration Date will be extended accordingly.

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Promptly after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon the results of the next annual audit of the Fund’s financial statements.

•	The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times, as is customary regarding such payments.

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The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 90% of the estimated value of the repurchased Shares, determined as of the Valuation Date. The Initial Payment will be made as of the later of (1) a period of within 30 days after the Valuation Date, or (2) if the Fund has requested redemptions of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount redeemed by the Fund from the Investment Funds.

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The second and final payment in respect of the Promissory Note (the “Post-Audit Payment”) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Valuation Date and based upon the results of the annual audit of the Fund’s financial statements for the year in which the Valuation Date occurs, over (2) the Initial Payment. It is anticipated that the annual audit of the Fund’s financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Post-Audit Payment will be made promptly after the completion of the audit.

If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above. The Fund is subject to certain Investment Funds’ initial lock-up periods beginning at the time of the Fund’s initial investment in an Investment Fund, during which the Fund may not withdraw its investment. In addition, certain Investment Funds may at times elect to suspend completely or limit withdrawal rights for an indefinite period of time in response to market turmoil or other adverse conditions (such as those experienced by many hedge funds since late 2008). During such periods, the Fund thus may not be able to liquidate its holdings in such Investment Funds in order to meet repurchase requests. In addition, should the Fund seek to liquidate its investment in an Investment Fund that maintains a side pocket, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in Investment Funds in a timely manner.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in Investment Funds that the Fund has requested be redeemed (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $50,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by a Fund.

The Fund may also repurchase Shares of a Shareholder without consent or other action by the Shareholder or other person if the Fund determines that:

•

the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder;

•

ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•

with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or

•	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Shares

Shares may be transferred only:

•	by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

•	under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee which represents that it is an Eligible Investor and after the transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $50,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Fund’s Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

TAX ASPECTS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects to be taxed at ordinary income rates on gains from the Investment Funds.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that distributions of both income derived from the Investment Funds as well as gains from the disposition of the Investment Funds will be taxable to Shareholders at ordinary income rates to the extent of the Fund’s current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Fund receives distributions of “qualified dividend income” from the Investment Funds, it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year, then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% “dividends received deduction” for corporate Shareholders. The Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year. See “Distribution Policy.”

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions of the Fund’s income derived from the Investment Funds. Each non-U.S. Shareholder must provide documentation to the Fund certifying its non-United States status.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Medicare Tax

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Investments in Passive Foreign Investment Companies

The Fund intends to purchase interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”). The Fund intends to elect to “mark-to-market” all shares that it holds in PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark-to-market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling the PFIC or because of the “mark-to-market” adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC. To the extent that the Fund’s loss with respect to the PFIC exceed such limitation, the loss will generally be deferred until sold, at which point the loss will be treated as a capital loss. Although the Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Fund may carry forward remaining capital losses for up to 8 years (or indefinitely, for capital losses recognized in taxable years beginning after December 22, 2010) following the taxable year in which the loss was recognized. However, the Fund does not expect to generate significant capital gains from its investments. By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to Shareholders) in excess of the distributions that it received from PFICs. Accordingly, the Fund may need to borrow money or dispose of its interests in the Investment Funds in order to make the required distributions. If the Fund does not make the “mark-to-market” election or treat the PFIC as a qualified electing fund (“QEF”), it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its Shareholders.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund’s investments in entities that conduct business in those jurisdictions. Shareholders are generally taxable in their state of residence on their share of the Fund’s income. Shareholders may be subject to tax in other jurisdictions depending on the activities of the Investment Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Shareholders may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account (“IRA”), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the Fund relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan’s investment in the Fund.

The Board of Trustees will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Fund’s investment objective, policies, and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or such investment advisers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA of the acquisition and ownership of Shares.

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis through the Distributor $3,000,000,000 in Shares. Shares are offered in a continuous offering at the Fund’s current net asset value per Share. Investors purchasing Shares in the Fund will not be charged a sales load. The Distributor is not obligated to buy any Shares from the Fund. There is no minimum aggregate amount of Shares required to be purchased in the offering. No arrangements have been made to place funds received in connection with the Shares’ initial public offering in an escrow, trust or similar arrangement, other than the account with the Transfer Agent as set forth below. The Distributor is an affiliate of the Adviser.

Shares may be purchased only from the Distributor or through a RIA that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. To make an investment in the Fund through the Distributor, a prospective investor must open a brokerage account (an “Account”) with the Distributor. Shares are not available in certificated form.

Generally, the minimum required initial purchase by each investor is $50,000. Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s Account will be debited for the purchase amount, which will be deposited into an account with Boston Financial Data Services, Inc., as the

Fund’s transfer agent (the “Transfer Agent”). See “Purchases of Shares—Purchase Terms.” Shares may be purchased as of the first business day of each month from the Distributor at the Fund’s current net asset value per Share. See “Purchases of Shares.”

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s relatively high expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that any gains or appreciation in the Fund’s investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares, unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder’s behalf.

A Shareholder may elect to:

•	reinvest both dividends and capital gain distributions;

•	receive dividends in cash and reinvest capital gain distributions; or

•	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Investor Services

AIP Multi-Strategy Fund A

c/o Morgan Stanley Alternative Investment Partners

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Telephone: (888) 322-4675

APPENDIX

PERFORMANCE AND STANDARD DEVIATION SUMMARY OF PERFORMANCE BENCHMARK AND OTHER INDICES

Set forth on the following page is information showing the performance and volatility (measured by standard deviation, as described below) of the Fund’s performance benchmark, the HFRI Fund of Funds Diversified Index (the “HFRI FOF Diversified” or the “Performance Benchmark”) over the time period from December 31, 1989 through December 31, 2012, as compared to the performance and volatility of various other broad market equity and fixed income indices (each, an “Other Index” and collectively, the “Other Indices”) over the same time period. The Performance Benchmark is sponsored by Hedge Fund Research, Inc. (“HFRI”), a research firm specializing in the aggregation and analysis of alternative investment information. HFRI is not affiliated with the Fund or Morgan Stanley. The Performance Benchmark comprises funds of hedge funds classified by HFRI as “diversified.” Funds of hedge funds classified by HFRI as “diversified” are not necessarily registered investment companies under the 1940 Act and do not necessarily meet the diversification tests under the 1940 Act or the Internal Revenue Code, if such tests were to be applied to such funds. Rather, funds of hedge funds classified by HFRI as “diversified” seek to minimize losses during down markets while still achieving superior returns in up markets, and they seek to do so by investing in underlying hedge funds collectively pursuing a variety of investment strategies and managed by multiple investment managers. These characteristics serve to distinguish the Performance Benchmark from other fund-of-hedge-funds indices established by HFRI, which typically include funds of hedge funds collectively pursuing a few selected investment strategies. As set forth in this Prospectus under “Investment Program—Investment Strategies,” the Fund’s investment program and strategies substantially conform to HFRI’s classification standards for “diversified” funds of hedge funds. The Performance Benchmark will be used solely to measure the Fund’s relative performance, and not to determine selection of Investment Funds or allocation to any particular investment strategy followed by Investment Funds.

The Performance Benchmark is an index comprising 287 funds of hedge funds as of December 31, 2012, which report monthly returns to HFRI’s database and have either a minimum of $50 million in net assets or a track record of at least 12 months. The Performance Benchmark itself, however, is not an investable index, and it may overstate performance of funds of hedge funds due to survivorship bias (which is the tendency of successful funds to have longer lifespans than unsuccessful funds, resulting in aggregate measures of performance over long periods being disproportionately influenced by successful funds). HFRI provides information about its indices, criteria for fund inclusion in its indices, and its index calculation methodologies on its website, http://www.hedgefundresearch.com. There are 641 funds of hedge funds that report monthly returns to HFRI’s database, which constitutes approximately 34% of active funds of hedge funds. The Fund intends to report its monthly returns to HFRI’s database.

Standard deviation is a measure of risk that represents the degree to which an investment’s performance has varied from its average performance over a particular period. The higher the standard deviation, the greater the risk. Returns generally fall within one standard deviation of its average return 68% of the time and within two standard deviations 95% of the time. For example, if a portfolio has a standard deviation of 5% and an average annual return of 10% over a given period, approximately 68% of the time the portfolio’s returns range between 5% and 15% (representing the 10% average annual return plus or minus the 5% standard deviation). Approximately 95% of the time, the portfolio’s returns fall between 0% and 20% (representing the 10% average annual return plus or minus 10% (with the latter figure representing two standard deviations of 5%)). Standard deviation is based on past performance and is no guarantee of future results.

The performance of the Performance Benchmark and the Other Indices is not the performance of the Fund. The performance data set forth below represents past performance, which is no guarantee of future results of the Fund, the Performance Benchmark or the Other Indices. The performance data assumes that all dividends and distributions, if any, were reinvested. Each of the Performance Benchmark and each Other Index is unmanaged and its returns do not include any sales charges, fees or taxes. Such costs would lower performance. It is not possible to invest directly in an index.

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Performance Summary

Cumulative Performance (12/31/89 – 12/31/12)

As of 12/31/12	1 Yr Ann Return %	1 Yr Ann Std Dev %	3 Yr Ann Return %	3 Yr Ann Std Dev %	5 Yr Ann Return %	5 Yr Ann Std Dev %	10 Yr Ann Return %	10 Yr Ann Std Dev %	Since 12/31/89 Ann Return %	Ann Std Dev (Since 12/31/89) %
HFRI FOF Diversified Index	4.77	2.80	1.63	3.99	-1.52	6.05	3.69	5.31	6.84	5.98
S&P 500 Total Return Index	16.00	10.52	10.87	15.30	1.66	19.04	7.10	14.77	8.55	15.04
MSCI World (US) Index	15.83	12.94	6.93	16.98	-1.18	20.89	7.50	16.22	5.62	15.57
Barclays US Aggregate Index	4.22	2.01	6.18	2.42	5.94	3.53	5.18	3.55	6.90	3.71
Citi World Govt Bond Index	1.65	3.43	4.37	5.59	5.27	7.73	6.03	7.16	6.93	6.73

[1]	The Standard and Poor’s 500 Total Return Index (the “S&P 500”) is generally representative of the U.S. stock market.
[2]

The Morgan Stanley Capital International World Index (“MSCI World”) is a generally accepted index that measures performance from a diverse range of global stock markets, including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region.

[3]

The Barclays Capital US Aggregate Bond Index (the “Barclays Capital US Aggregate”) is an index comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The Barclays Capital US Aggregate was formerly known as the Lehman Brothers Aggregate Bond Index.

[4]	The Citigroup World Government Bond Index (the “Citi World Government Bond”) consists of 14 world government bond markets with maturities of at least one year.

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AMSPROA 5/13